This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-5398.
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[LOGO]

                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

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c/o AllianceBernstein Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672

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                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2006
                        (as amended September 26, 2006)

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          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectuses dated May 1, 2006, for AllianceBernstein(R) Variable Products Series (VPS) Fund, Inc. (the "Fund") that offer Class A shares and Class B shares of the Fund (each a "Prospectus," and together, the "Prospectuses"). Financial statements for each Portfolio of the Fund for the year ended December 31, 2005, are included in the Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses of the Portfolios and the annual reports for the Portfolios of the Fund may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above.

                                TABLE OF CONTENTS

                                                                            PAGE


Introduction................................................................
Investment Policies and
Restrictions................................................................
AllianceBernstein Money Market
Portfolio...................................................................
AllianceBernstein Large Cap Growth
Portfolio...................................................................
AllianceBernstein Growth and Income
Portfolio...................................................................
AllianceBernstein U.S. Government/High Grade
     Securities Portfolio...................................................
AllianceBernstein High Yield Portfolio......................................
AllianceBernstein Balanced Shares Portfolio.................................
AllianceBernstein International Research Growth Portfolio...................
AllianceBernstein Global Bond Portfolio.....................................
AllianceBernstein Americas Government Income Portfolio......................
AllianceBernstein Global Dollar Government Portfolio........................
AllianceBernstein Utility Income Portfolio
AllianceBernstein Growth Portfolio
AllianceBernstein International Growth Portfolio............................
AllianceBernstein Global Technology Portfolio...............................
AllianceBernstein Small Cap Growth Portfolio................................
AllianceBernstein Real Estate Investment Portfolio..........................
AllianceBernstein International Value Portfolio.............................
AllianceBernstein Small/Mid Cap Value Portfolio.............................
AllianceBernstein Value Portfolio...........................................
AllianceBernstein U.S. Large Cap Blended Style Portfolio....................
AllianceBernstein Wealth Appreciation Strategy Portfolio....................
AllianceBernstein Balanced Wealth Strategy Portfolio........................
AllianceBernstein Global Research Growth Portfolio..........................
Description of Investment Practices and
     Other Investment Policies..............................................
Management of the Fund......................................................
Purchase and Redemption of Shares...........................................
Net Asset Value.............................................................
Portfolio Transactions......................................................
Dividends, Distributions and Taxes..........................................
General Information.........................................................
Financial Statements and Report of Independent Registered
     Public Accounting Firm.................................................
Appendix A - Description of Obligations Issued
     or Guaranteed by U.S. Government Agencies
     or Instrumentalities...................................................A-1
Appendix B - Additional Information About Canada, Mexico and Brazil.........B-1
Appendix C - Statement of Policies and Procedures...........................
     For Voting Proxies.....................................................C-1


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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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                                  INTRODUCTION

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          The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Portfolios' Prospectuses, which have differing investment objectives and policies. The Fund currently has twenty-three Portfolios, all of which are described in this SAI.

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                      INVESTMENT POLICIES AND RESTRICTIONS

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          The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Prospectuses. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval for the affected Portfolio; however, shareholders will be notified prior to a material change in such policies. The term "shareholder approval" generally means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

          Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

          For a general description of each Portfolio's investment policies, see the Portfolio's Prospectuses.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

          General. The Portfolio may make the following investments diversified by maturities and issuers:

          1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality.

          2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

          3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F1 by Fitch Ratings ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA (including AA+ and AA-) by S&P or Fitch, or Aaa or Aa (including Aa1, Aa2 and Aa3) by Moody's. For a description of such ratings see Appendix A to the Portfolio's Prospectuses.

          4. Repurchase agreements are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year.

          For additional information regarding certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, variable notes and repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Portfolio's commitments in reverse repurchase agreements.

          Liquid Restricted Securities. The Portfolio may purchase restricted securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") that are determined by AllianceBernstein L.P. (the "Adviser") to be liquid in accordance with procedures adopted by the Directors. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. See "Description of Investment Practices and Other Investment Policies - Illiquid Securities," below, for additional information on restricted securities.

          Money Market Requirements. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. The Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and in certificates of deposit and bankers' acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

          The Portfolio intends to comply with Rule 2a-7 as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements.

          Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A to the Portfolio's Prospectuses.

          Under Rule 2a-7, the Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. Government Securities are also considered to be first tier securities. In addition, the Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a second tier security) if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) 5% of its total assets in second tier securities.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

          Special Situations. The Portfolio may invest in special situations from time to time. For a general discussion on special situations, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may not sell securities short, except that it may make short sales against the box. For a general discussion of short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options.

          For further information about options, see "Description of Investment Practices and Other Investment Policies," below.

          Foreign Securities. The Portfolio may invest in foreign securities. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on investments in foreign securities, including risks.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below. For additional information on the use, risks and costs of options on foreign currencies.

          Rights and Warrants. The Portfolio may invest in warrants. For a general discussion on warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

          General. The Portfolio may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

          The Portfolio may invest in foreign securities.

          Options. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange. The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. For a discussion of options, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

          U.S. Government Securities. The Portfolio may invest in U.S. Treasury obligations, U.S. Treasury bills, U.S. Treasury bonds, inflation-protected securities and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including U.S. Government guaranteed mortgage-related securities, such as GNMA Certificates, FHML securities, FNMA securities and zero coupon Treasury securities. For a general discussion on these types of U.S. Government Securities, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Currently the Portfolio plans to enter into repurchase agreements only with the Fund's custodian and such primary dealers. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          General. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

          High Grade Debt Securities. High grade debt securities include:

          1. debt securities which are rated AAA, AA (including AA+ and AA-), or A (including A+ or A-) by S&P or Fitch or Aaa, Aa (including Aa1, Aa2 and Aa3) or A (including A1, A2 and A3) by Moody's;

          2. obligations of, or guaranteed by, national or state bank holding companies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA (including AA+ and AA-) or A (including A+ or A-) by Fitch;

          3. commercial paper rated A-1+, A-1, A-2 or A-3 by S&P, F1, F2 or F3 by Fitch or Prime-1, Prime-2 or Prime-3 by Moody's; and

          4. bankers' acceptances or negotiable certificates of deposit issued by banks rated AAA, AA (including AA+ and AA-) or A (including A+ or A-) by Fitch.

          Investment in High Grade Debt Securities. With respect to the Portfolio's investment in high grade debt securities, the Portfolio does not acquire common stocks or equities exchangeable for or convertible into common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Portfolio may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Portfolio and its shareholders. In such event, the Portfolio will sell the common stock resulting from such conversion as soon as practical. The relative size of the Portfolio's investments in any grade or type of security will vary from time to time. Critical factors that are considered in the selection of securities relate to other investment alternatives as well as trends in the determinants of interest rates, corporate profits and management capabilities and practices.

          Other Securities. While the Portfolio's investment strategy emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, consistent with its investment objectives, invest up to 20% of its net assets in securities other than U.S. Government Securities and high grade debt securities, including (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation,
(iii) put and call options, futures contracts and options thereon, (iv) trust preferred securities and (v) foreign/Yankee debt (sovereign and corporate debt of developed and emerging markets). Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P or Fitch or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P or Fitch normally provide higher yields but are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix A in the Portfolio's Prospectuses for a description of corporate debt ratings.

          Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. For additional information about CMOs, see "Description of Investment Practices and Other Investment Policies -- Mortgage-Related Securities," below.

          Options on U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value ("NAV"), the Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio may also write such call options that are not covered for cross-hedging purposes. The Portfolio intends to write call options for cross-hedging purposes. There are no specific percentage limitations on the Portfolio's investments in options.

          For a general discussion of put and call options, see "Description of Investment Practices and Other Investment Policies - Options," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities (futures contracts) and may purchase and write options to buy or sell futures contracts (options on futures contracts). Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. exchanges or over the counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date.

          For a general discussion of futures contracts and options on futures contracts, including their risks, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments and When-Issued Securities. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on when-issued securities and forward commitments.

          Interest Rate Transactions (Swaps, Caps and Floors). The Portfolio may enter into interest rate swap, cap or floor transactions for hedging purposes. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. The Adviser does not intend to use these transactions in a speculative manner. For a general discussion on interest rate transactions, including their risks, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

          General. As of December 31, 2005, the Portfolio's investments were rated (or equivalent quality):

          o    AAA            0%
          o    A-1+           1.75%
          o    BBB            5.32%
          o    Ba or BB       35.15%
          o    B              49.69%
          o    CCC            8.09%
          o    CC             0%
          o    C              0%
          o    D              0%

          When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

          Fixed-Income Securities. The Portfolio may invest in fixed-income securities. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on fixed-income securities.

          Mortgage-Related Securities. The Portfolio may invest in mortgage-related securities. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on mortgage-related securities.

          Forward Commitments and When-Issued Securities. The Portfolio may purchase or sell securities on a forward commitment basis and may purchase securities offered on a when-issued basis. For a general description of forward commitments and when-issued securities, see "Description of Investment Practices and Other Investment Policies," below.

          The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, the Portfolio may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when, as and if issued basis may increase the volatility of its NAV. The Adviser and the Directors of the Fund do not believe that the NAV of the Portfolio will be adversely affected by its purchase of securities on such basis.

          Futures Contracts and Options on Futures Contracts. The Portfolio may invest in futures contracts and related options thereon. The Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contract if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. For a general discussion of futures contracts and options on future contracts, including their risks, see "Description of Investment Practices and Other Investment Policies," below.

          Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 l/2 years and 10 years, GNMA Certificates and bank certificates of deposit. The Portfolio may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that may become available.

          Put and Call Options. The Portfolio may purchase put and call options written by others and write put and call options covering the types of securities in which the Portfolio may invest. For a description of put and call options, including their risks, see "Description of Investment Practices and Other Investment Policies," below.

          Foreign Securities. The Portfolio may purchase foreign securities provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. For a general discussion of foreign securities and the risks associated with investments in foreign debt securities, see "Description of Investment Practices and Other Investment Policies," below.

          Foreign Currency Transactions. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies. For a general discussion of investments in foreign securities and forward currency exchange contracts, including the risks involved, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements terminable within seven days and pertaining to issues of the United States Treasury with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities, so long as such investments do not in the aggregate exceed the Investment Restrictions as set forth in the Portfolio's Prospectuses. For a discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing less than 80% of its net assets in high yield fixed-income securities. For a discussion of credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN BALANCED SHARES PORTFOLIO

          Derivatives. The Portfolio may enter into derivatives transactions. Derivatives that the Portfolio may enter into include options on securities, options on foreign currencies, futures contracts and options thereon, forward currency exchange contracts, credit default swap agreements and synthetic foreign equity securities. For a general discussion on derivatives see, "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities. Subject to market conditions, the Portfolio may try to realize income by writing covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written, if, as a result, more than 25% of the Portfolio's assets are subject to call options.

          The Portfolio may write a call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio will not write uncovered call options on securities.

          The Portfolio may write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loans institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Except as stated above, the Portfolio may not purchase or sell put or call options on securities or combinations of put and call options on securities.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Foreign Securities. The Portfolio may invest in foreign securities. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on investments in foreign securities, including risks.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO

          Derivatives. The Portfolio may enter into derivatives transactions. Derivatives that the Portfolio may enter into include options on securities, options on foreign currencies, futures contracts and options thereon, forward currency exchange contract, credit default swap agreements and synthetic foreign equity securities. For a general discussion on derivatives see, "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may enter into short sales or maintain a short position. For a general discussion of short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Convertible Securities. The Portfolio may invest in convertible securities. For a general discussion on convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may invest in forward commitments. For a general discussion on forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

          General. The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by the Adviser. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

          U.S. Government Securities. The Portfolio may invest in U.S. Government Securities. See "Description of Investment Practices and Other Investment Policies," below, and Appendix A, for a general discussion of U.S. Government Securities.

          Futures Contracts and Options on Futures Contracts. The Portfolio adheres to two percentage restrictions on the use of futures contracts. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on futures contracts and options on futures contracts. For additional information on the use, risks and costs of futures contracts and options on futures contracts.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts. For a general discussion of forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing inconsistently with its policy of investing in high-quality debt securities. For a general discussion of credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

          General. The Portfolio is permitted to invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities"). The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years.

          The Portfolio invests in investment grade securities. The Portfolio expects that it will not retain a debt security that is downgraded below BBB- or Baa3, or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

          The Adviser believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. The Adviser anticipates that, over time, Central and South America will tend to benefit as well from such broadening economic convergence.

          U.S. Government Securities. The Portfolio may invest in U.S. Government Securities. For a general description of U.S. Government Securities, see "Description of Investment Practices and Other Investment Policies," below, and Appendix A.

          U.S. Government Guaranteed Mortgage-Related Securities. The Portfolio may invest in U.S. Government guaranteed mortgage-related securities, including GNMA certificates, FHLMC securities, FNMA securities and zero coupon Treasury securities. For information regarding U.S. Government guaranteed mortgage-related securities, see "Description of Investment Practices and Other Investment Policies," below.

          Canadian Government Guaranteed Mortgage-Related Securities. The Portfolio may invest in Canadian Government Guaranteed Mortgage-Related Securities. See "Description of Investment Practices and Other Investment Policies -- Mortgage-Related Securities," below, for a general discussion on these types of securities.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into futures contracts and options on futures contracts. For a general discussion of futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For additional information on the use, risks and costs of options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts. For a general discussion of forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on U.S. Government Securities and Foreign Government Securities. The Portfolio may invest in options on U.S. Government Securities, as well as foreign government securities. For information on the use, risks and costs of options in U.S. Government Securities and foreign government securities, see "Description of Investment Practices and Other Investment Policies," below, and Appendix A.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) less than 80% of its net assets in investment grade securities, or (ii) more than 20% of its net assets in non-investment grade securities rated, at the time of investment, at least B- or B3. For a general discussion on credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Warrants. The Portfolio may invest in warrants. For a general discussion on warrants, see "Description of Investment Practices and Other Investment Policies," below.

          For additional information about Canada, Mexico and Brazil, see Appendix B.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

          General. In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser considers the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Adviser's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issuers located in any particular country.

          The Portfolio invests significantly in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may (i) have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, (ii) be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and (iii) be in default or not current in the payment of interest or principal.

          A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela.

          As of December 31, 2005, the Portfolio's investments were rated (or equivalent quality):

          o    AAA            0%
          o    A-1+           3.04%
          o    BBB            33.58%
          o    Ba or BB       44.14%
          o    B              17.74%
          o    CCC            1.50%
          o    CC             0%
          o    C              0%
          o    D              0%

          Structured Securities and Sovereign Debt Obligations. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Portfolio include debt securities, convertible securities and preferred stocks of corporate issuers. The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          For a discussion of Structured Securities and Sovereign Debt Obligations, see "Description of Investment Practices and Other Investment Policies," below.

          Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Portfolio to be the Issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

          In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender is interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e. Baa3 or higher by Moody's or BBB- or higher by S&P, or Fitch).

          When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

          U.S. and Non-U.S. Corporate Fixed Income Securities. U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa3 or better by Moody's or BBB- or better by S&P, or Fitch), in high yield, high risk lower rated securities (i.e., securities rated lower than Baa3 by Moody's or BBB- by S&P, or Fitch) and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. See "Description of Investment Practices and Other Investment Policies - Securities Ratings," below, for a general discussion on securities ratings.

          Interest Rate Transactions (Swaps, Caps and Floors). The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolio may purchase and sell (i.e., write) caps and floors without limitation. See "Description of Investment Practices and Other Investment Policies," below, for additional information on interest rate transactions.

          Forward Commitments and When-Issued Securities. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade). For a general discussion of forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio may also write call options for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on options.

          The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. See "Description of the Portfolios -- Description of Additional Investment Practices -- Illiquid Securities" in the Portfolio's Prospectuses and "Description of Investment Practices and Other Investment Policies," below, for additional information on privately negotiated options transactions.

          Options on Securities Indices. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Warrants. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. The Portfolio does not intend to retain in its investment portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument. For a general discussion on warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Sovereign Debt Obligations. The Portfolio may invest in Sovereign Debt Obligations. For a general discussion of investing in Sovereign Debt Obligations and their investment risks, see "Description of Investment Practices and Other Investment Policies" below.

          U.S. Corporate Fixed Income Securities. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructuring may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

          Credit Default Swap Agreements. The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing less than 65% of its total assets in sovereign debt obligations or in investments inconsistent with its restrictions on investing in specific countries. For further discussion on credit default swap agreements, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

          General. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

          The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

          Depositary Receipts. The Portfolio may invest in depositary receipts. For a general discussion on depositary receipts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Contracts. The Portfolio may invest in forward contracts. For a general discussion on forward contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Convertible Securities. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Portfolio's Prospectuses. For a general discussion of convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest up to 5% of its net assets in rights or warrants. For a general discussion of rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          U.S. Government Securities. The Portfolio may invest in U.S. Government Securities. For a general description of U.S. Government Securities, see "Description of Investment Practices and Other Investment Policies," below, and Appendix A.

          Options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may invest in futures contracts and options thereon. For a discussion regarding futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on options on foreign currencies.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts. For a discussion regarding forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          CERTAIN RISK CONSIDERATIONS

          Utility Company Risks. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

          Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Telephone utilities are still experiencing the effect of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

          Declines in the price of alternative fuels have adversely affected gas utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

          Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

          Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

          Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

          Investments in Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities. For a general discussion on lower-rated fixed-income securities, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

          General. The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa3 by Moody's or CCC- by S&P or Fitch or in securities judged by the Adviser to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or the Adviser determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Non-Publicly Traded Securities. The Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). For a general discussion on Rule 144A Securities, see "Description of Investment Practices and Other Investment Policies -- Illiquid Securities," below.

          Foreign Securities. The Portfolio may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although the Portfolio generally will not invest more than 20% of its total assets in such securities. For additional information on the risks involved in investing in foreign securities, see "Description of Investment Practices and Other Investment Policies," below.

          Money Market Securities. The Portfolio may invest in the following money market securities: certificates of deposit, bankers' acceptances, bank time deposits, commercial paper and variable notes. See "Description of Investment Practices and Other Investment Policies," below, for information on these types of securities.

          Forward Commitments and When-Issued and Delayed Delivery Securities. The Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis. For additional information on when-issued securities and forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Options. As noted in the Portfolio's Prospectuses, the Portfolio may write call and put options and may purchase call and put options on securities. The Portfolio intends to write only covered options. In the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

          The Portfolio may purchase a security and then write a call option against that security, or it may purchase a security and concurrently write an option on it. The Portfolio also may write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date.

          For a general discussion on options, including puts and calls, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may write (sell) covered call and put options on securities indices and purchase call and put options on securities indices. The Portfolio may also purchase put options on securities indices to hedge its investments against a decline in value. For additional information on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures and Options on Futures Contracts. The Portfolio may enter into stock futures contracts and may enter into foreign currency futures contracts. Such investment strategies will be used as a hedge and not for speculation. For further information on futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolio intends to enter into forward currency exchange contracts for hedging purposes. For a general discussion of forward currency exchange contracts and their uses, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Forward Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes. For additional information about options on foreign currencies and the risks involved, see "Description of Investment Practices and Other Investment Policies," below. The Portfolio may also write options on foreign currencies to increase return.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

          Derivatives. The Portfolio may enter into derivatives transactions. The derivatives that the Portfolio may use include options on securities, options on securities indices, futures contracts and options thereon, options on foreign currencies, forward contracts, forward currency exchange contracts and currency swaps. For a general discussion on derivatives, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may enter into forward commitments for the purchase or sale of securities. For a general discussion on forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Standby Commitment Agreements. The Portfolio may from time to time enter into standby commitment agreements. For a general discussion on standby commitment agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in warrants. For a general discussion on warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may make short sales of securities or maintain a short position. For a general discussion on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Special Risk Considerations. Investment in the Portfolio involves the special risk considerations described below.

          Participation in Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

          Risk of Foreign Investments. For a general discussion on foreign investments, see "Description of Investment Practices and Other Investment Policies," below.

          U.S. and Foreign Taxes. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes," below, and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO

          General. Critical factors which are considered in the selection of securities include the market potential for the company's products and services, trends in the determinants of corporate profits, the value of individual securities relative to other investment alternatives, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as (i) actual or potential deterioration of the issuer's earning power which the Portfolio believes may adversely affect the price of its securities, (ii) increases in the price level of the security or of securities generally that the Portfolio believes are not fully warranted by the issuers earning power, and (iii) changes in the relative opportunities offered by various securities.

          In implementing its policies, the Portfolio invests in a global portfolio of securities of U.S. and non-U.S. companies selected for their growth potential. The Adviser adjusts the Portfolio's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.

          Companies in which the Portfolio invests include those whose processes, products or services are anticipated by the Adviser to benefit from the utilization or commercial application of technological advancements and improvements (i.e., companies which use technology extensively in the development of new or improved products or processes).

          The Portfolio endeavors to invest in companies where the expected benefits to be derived from the utilization of technology significantly enhance the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Portfolio's investment objective permits the Portfolio to seek securities having potential for capital appreciation in a variety of industries.

          Within this basic framework, the policy of the Portfolio is to invest in any company and industry and in any type of security which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Portfolio will increase or decrease in value accordingly, and there can be no assurance that the Portfolio will achieve its investment goal or be successful.

          Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

          Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

          Foreign Securities. The Portfolio invests in the securities of non-U.S. companies. For a general discussion on foreign securities, including the risks involved in investing in foreign securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may purchase and sell call options and purchase put options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio also may invest in options on securities indices. For a general discussion of options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Warrants. The Portfolio may invest in warrants. For a general discussion on warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          General. It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of the Adviser, such investments are warranted to achieve the Portfolio's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities or preferred stocks, or it may hold its assets in cash. The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets, or such other amount permitted by guidance regarding the 1940 Act, may be invested in all such restricted or not readily marketable assets at any one time. See "Description of Investment Practices and Other Investment Policies," below, for additional information on restricted securities.

          In seeking to attain its investment objective of growth of capital, the Portfolio supplements customary investment practices by engaging in a broad range of investment techniques including short sales against the box, writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital. No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments.

          There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity that is deemed to be desirable in order to achieve the Portfolio's investment objective.

          Special Situations. The Portfolio intends to invest in special situations from time to time. The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets. For a general discussion on special situations, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may only make short sales of securities against the box. For a general discussion on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Puts and Calls. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. For a general discussion of put and call options, see "Description of Investment Practices and Other Investment Policies," below.

          As noted above, the Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others, and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio. See "Description of Investment Practices and Other Investment Policies," below, for additional information on options.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

          General. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities"). The Portfolio may invest without limitation in shares of REITs. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

          In selecting Real Estate Equity Securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

          The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. The Adviser believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

          The Adviser believes that an in-depth understanding of regional supply/demand balances by property type (current and forecast) and information that may be particular to certain geographical real estate regions, such as local development restrictions, are critical to real estate investing. The Adviser also believes investment evaluations must include an assessment of the properties owned by each of the companies it considers for investment and their exposure to regional fundamentals as described above. In addition, the Adviser seeks to understand development projects for each company it considers for inclusion in a Portfolio, and the exposure of properties under development to regional fundamentals as described above.

          The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

          The Portfolio may invest in debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if not rated, of equivalent credit quality as determined by the Adviser. The Portfolio expects that it will not retain a debt security that is downgraded below BBB- or Baa3 or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

          Convertible Securities. The Portfolio may invest in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. For a general discussion on convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may invest in forward commitments. For a general discussion of forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Standby Commitment Agreements. The Portfolio may invest in standby commitment agreements. For a general discussion on standby commitment agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may invest in short sales. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion of short sales.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Defensive Position. For temporary defensive purposes, the Portfolio may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Portfolio may increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government Securities, bank deposit, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A3 or higher by Moody's, A- or higher by S&P or Fitch or, if not so rated, of equivalent investment quality as determined by the Adviser.

          Subject to its policy of investing at least 80% of its net assets in equity securities of real estate investment trusts and other real estate industry companies, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

RISK FACTORS ASSOCIATED WITH THE REAL ESTATE INDUSTRY

          REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

          REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

          Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Further, the yield characteristics of mortgage-backed securities, such as those in which the Portfolio may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

          Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

          A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Portfolio does not intend to invest in residual interests.

          The Portfolio may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including Ginnie Mae.

          General. Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

          In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO
ALLIANCEBERNSTEIN VALUE PORTFOLIO

          Currency Swaps. The Portfolios may enter into currency swaps for hedging purposes. See "Description of Investment Practices and other Investment Policies," below, for a general discussion on currency swaps.

          Forward Commitments and When-Issued Securities. The Portfolios may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but a Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. For additional information on forward commitments and when-issued securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. Each Portfolio may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on forward currency exchange contracts.

          Convertible Securities. The Portfolio may invest in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under its investment policies described in the Portfolio's prospectus. For a general discussion on convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options. Each Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Portfolio may invest. For a general discussion on put and call options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. Each Portfolio may purchase put and call options and write covered put and call options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on options on securities indices.

          Options on Foreign Currencies. The Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired.

          The Portfolios will not speculate in foreign currency options. Accordingly, the Portfolios will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

          For additional information on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies -- Options," below.

          Futures Contracts and Options on Futures Contracts. The Portfolios may purchase and sell futures contracts and related options on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. Each Portfolio may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. For additional information on futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolios may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolios' ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with the Fund's custodian and such primary dealers. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolios may invest in rights and warrants but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolios' investment portfolio. For further discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Risks of Investments in Foreign Securities. For a general discussion on the risks involved in investments in foreign securities, see "Description of Investment Practices and Other Investment Policies," below. Although a Portfolio may value its assets in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should that Portfolio desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Portfolio investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

          For many foreign securities, there are U.S. dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios can avoid currency risks which might occur during the settlement period for either purchases or sales. The Portfolios may purchase foreign securities directly, as well as through ADRs.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO

          Convertible Securities. The Portfolio may invest in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described in the Portfolio's Prospectuses. For a discussion regarding convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Depositary Receipts. The Portfolio may invest in depositary receipts. For a general discussion on depositary receipts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may enter into forward commitments for the purchase or sale of securities. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on forward commitments.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. For a general discussion on forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). For a discussion regarding futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may purchase and sell exchange-traded index options. See "Description of Investment Practices and Other Investment Policies ," below, for a general discussion of options on securities indices.

          Puts and Calls. The Portfolio may write exchange-traded call options on common stocks, for which it will receive a purchase premium from the buyer, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof. The Portfolio will not write put options. For additional information on put and call options, see "Description of Investment Practices and Other Investment Policies," below.

          Stock Index Futures. The Portfolio may purchase and sell stock index futures contracts. The Portfolio will not purchase and sell options on stock index futures contacts.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights or warrants. See "Description of Investment Practices and Other Investment Policies," below, for additional information on rights and warrants.

          Short Sales. The Portfolio may make short sales of securities or maintain a short position. For further information on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          General. The successful use of the foregoing investment practices, which may be used as a hedge against changes in the values of securities resulting from market conditions, draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast movements of specific securities or stock indices correctly. Should these securities or indices move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of options and stock index futures contracts or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of securities being hedged or used for cover will not be perfect and could produce unanticipated losses. The Portfolio's ability to dispose of its position in options and stock index futures will depend on the availability of liquid markets in these instruments. No assurance can be given that the Portfolio will be able to close a particular option or stock index futures position.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

          The AllianceBernstein Balanced Wealth Strategy Portfolio may invest in emerging market debt securities. Investments in emerging markets may be significantly more volatile and returns may differ substantially from investments in U.S. debt securities generally. Market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the value of the Fund's investments in emerging market debt securities.

          General. Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment. The Portfolios will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the currencies held in its portfolio denominated or quoted in that currency

          Stripped Mortgage-Related Securities. Each Portfolio may invest in stripped mortgage-related securities ("SMRS"). For a general discussion of mortgage-related securities, including SMRS, see "Description of Investment Practices and Other Investment Policies -- Mortgage-Related Securities," below.

          Repurchase Agreements. Each of the Portfolios may enter into repurchase agreements. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Description of Certain Money Market Securities in Which the Portfolios May Invest. The Portfolios may invest in the following money market securities: certificates of deposit, bankers' acceptances, bank time deposits, commercial paper and variable notes. See "Description of Investment Practices and Other Investment Policies," below, for information on these types of securities.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Asset-Backed Securities. The Portfolios may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

          Investment in Other Investment Companies. Each of the Portfolios currently invests directly in portfolio securities, but may also, with the approval of the Portfolios' Directors and upon obtaining such exemptive relief from the Securities and Exchange Commission (the "Commission") as may be necessary, invest in shares of one or more other investment companies advised by the Adviser that, in turn, invest directly in portfolio securities. If the Portfolios' Directors approve investments by the Portfolios in other investment companies advised by the Adviser, no shareholder approval would be required. Investing in shares of other investment companies advised by the Adviser involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Portfolios, including advisory fees and other operating expenses. The Portfolios would invest in other investment companies advised by the Adviser only if the Adviser were to determine that such additional expenses would likely be outweighed by the benefits of such investments relative to direct investments in portfolio securities, such as increased diversification and reduced transaction costs.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Each Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. For additional information on forward commitments and when-issued and delayed delivery securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities. Each Portfolio may write and purchase call and put options on securities. Each Portfolio intends to write only covered options. Each of the Portfolios may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. For additional information regarding options on securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. Each Portfolio may write (sell) covered call and put options and purchase call and put options on securities indices. For further information on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts. Each Portfolio may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. For a general discussion of futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Futures Contracts. The Portfolios may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. See "Description of Investment Practices and Other Investment Policies," below, for a general discussion on options on futures contracts.

          Forward Currency Exchange Contracts. Each Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. For additional information about forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes or to increase return. For additional information on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO

          Special Investment Considerations. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by U.S. corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

          Options. In seeking to attain long-term growth of capital, the Portfolio may supplement customary investment practices by writing and purchasing call options listed on one or more U.S. or foreign securities exchanges and purchasing put options, including listed put options and put options on market indices. See "Description of Investment Practices and Other Investment Policies," below, for additional information on options.

          Options on Securities Indices. The Portfolio may deal only in options on securities indices that are listed on a stock exchange or dealt in on a regulated market. However, the Portfolio may purchase or sell OTC options on financial instruments, if such transactions are more advantageous to the Portfolio or if quoted options having the required features are not available, provided that such transactions are made with highly rated counterparties specializing in these types of transactions. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. Generally, the foreign exchange transactions of the Portfolio will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Portfolio has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. The Portfolio's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions.

          Forward currency exchange contracts must be either quoted on a stock exchange or dealt in or on a regulated market. However, the Portfolio may enter into forward currency exchange contracts with highly rated financial institutions. See "Description of Investment Practices and Other Investment Polices," below, for a general discussion on forward currency exchange contracts.

          Foreign Currency Options, Foreign Currency Futures and Options on Foreign Currency Futures. The Portfolio is also authorized to purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. The Portfolio may enter into such transactions only in connection with hedging strategies against variations on exchange rates.

          Contracts on currencies must either be quoted on a stock exchange or dealt in or on a regulated market except that the Portfolio may enter into currency forward contracts or swap arrangements with highly rated financial institutions.

          The Portfolio will segregate in a segregated account with its custodian bank liquid assets having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker.

          Currency Swaps. The Portfolio may enter into currency swaps for hedging purposes. For a general discussion on currency swaps, see "Description of Investment Practices and Other Investment Policies," below.

          ADRs and EDRs. In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Portfolio may invest in ADRs, European Depository Receipts (EDRs) or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

          Stock Index Futures. The Portfolio may purchase and sell stock index futures contracts. For a general discussion on stock index futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts").

          Options on interest rate futures must either be listed on an exchange or dealt in on a regulated market, except that the Portfolio may purchase or sell OTC options on financial instruments, if such transactions are more advantageous to the Portfolio or if quoted options having the required features are not available, provided that such transactions must be made with highly rated counterparties specializing in these types of transactions.

          For additional information on the use, risks and costs of futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Interest Rate Transactions (Swaps, Caps and Floors). In order to attempt to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. See "Description of Investment Practices and Other Investment Policies," below, for additional information on interest rate transactions.

INVESTMENT RESTRICTIONS

          Fundamental Investment Policies. The following investment restrictions, which are applicable to each of the Portfolios, supplement those set forth above and may not be changed without shareholder approval. A Portfolio may not:

          (a) concentrate investments in an industry as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------
(1) For AllianceBernstein Money Market Portfolio, this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

          As a fundamental policy, each Portfolio, except AllianceBernstein Global Bond Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Americas Government Income Portfolio, is diversified (as that term is defined in the 1940 Act).(2) This means that at least 75% of the Portfolio's assets consist of:

----------
(2) As a matter of operating policy, pursuant to Rule 2a-7, the AllianceBernstein Money Market Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event rule 2a-7 is amended in the future.

          o    Cash or cash items;

          o    Government securities;

          o    Securities of other investment companies; and

          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

Non-Fundamental Investment Policy
---------------------------------

          Each Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                       DESCRIPTION OF INVESTMENT PRACTICES
                          AND OTHER INVESTMENT POLICIES

--------------------------------------------------------------------------------

          This section describes the Portfolios' investment practices and associated risks, as well as certain other investment policies. Unless otherwise noted, a Portfolio's use of any of these practices is specified in "Investment Polices and Restrictions," above.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS

          Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

          Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

COMMERCIAL PAPER

          Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

CONVERTIBLE SECURITIES

          Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P, or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risk of non-convertible debt securities with those ratings.

          When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

DERIVATIVES

          Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by a Portfolio are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of a Portfolio's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Portfolios.

          Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A Portfolio will not write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          A Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          A Portfolio may write (sell) call and put options and purchase call and put options on securities indexes.

          If a Portfolio purchases put options on securities indexes to hedge its investments against a decline in the value of portfolio securities it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

          The purchase of call options on securities indexes may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

          Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Each Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, a Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, a Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          A Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Portfolio intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. A Portfolio also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. A Portfolio may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a forward currency exchange contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          A Portfolio has established procedures consistent with Commission policies concerning purchases of foreign currency through forward currency exchange contracts. Accordingly, a Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any forward currency exchange contracts.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          A Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

          Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

          Interest Rate Transactions. A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. A Portfolio also may invest in interest rate transaction futures. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

          Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

          Synthetic Foreign Equity Securities. A Portfolio may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

          A Portfolio normally will invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. A Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

          A Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          A Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

INVESTMENTS IN LOWER-RATED FIXED-INCOME SECURITIES

          Debt securities rated below investment grade, i.e., Ba3 and lower by Moody's or BB- and lower by S&P, and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody's or BB (including BB+ and BB-) by S&P, and Fitch are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody's, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P, or Fitch (i.e., rated C by Moody's or CCC- and lower by S&P, or Fitch) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. See "--Securities Ratings," below, for additional information.

          Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing a Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

FOREIGN SECURITIES

          Foreign securities are securities that are not publicly traded in the United States. Investment in foreign issuers or securities principally outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

          Special Risk Considerations. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.

          There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

          It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

          With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

          The dividends and interest payable on certain of a Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Although the Portfolios value their assets daily in terms of U.S. Dollars, they do not intend to convert their holdings of foreign currencies into U.S. Dollars on a daily basis. The Portfolios will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee, they do realize a profit based on the difference (commonly known as the spread) between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

          Investors should understand that the expense ratio of a Portfolio can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher, and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

          Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in a Portfolio, and there can be no assurance that a Portfolio's investment objective will be attained.

          Risks of Foreign Investments. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Portfolio invests and could adversely affect a Portfolio's assets should these conditions or events recur.

          Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Portfolio. Certain countries in which a Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries other than those on which a Portfolio focuses its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require a Portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Portfolio.

          Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which the Portfolio has invested. The Adviser generally considers the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Portfolio will not be subject to change.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

          Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, a Portfolio does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.

          Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

          The use of forward commitments enables a Portfolios to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value.

          At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          A Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Although a Portfolio does not intend to enter into forward commitments for speculative purposes and the Portfolio intends to adhere to the provisions of Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

ILLIQUID SECURITIES AND NON-PUBLICLY TRADED SECURITIES

          A Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

          Each Portfolio may invest in the securities of other investment companies, exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

LOANS OF PORTFOLIO SECURITIES

          Each Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolios may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolios may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolios will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay a Portfolio any income from the securities. The Portfolios may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to a Portfolio's investment risks.

          The Portfolios will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolios will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Portfolios may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES

          The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations, Canadian Government Guaranteed Mortgage Related Securities and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

          The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). "FNMA" is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Forward Commitments and When-Issued and Delayed Delivery Securities" above.

          Canadian Government Guaranteed Mortgage Related Securities. Canadian mortgage-related securities may be issued in several ways, the most common of which is a modified pass- through vehicle issued pursuant to the program (the "NHA MBS Program") established under the National Housing Act of Canada ("NHA"). Certificates issued pursuant to the NHA MBS Program ("NHA Mortgage-Related Securities") benefit from the guarantee of the Canada Mortgage and Housing Corporation ("CMHC"), a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage-Related Securities in respect of which CMHC may give a guarantee must not exceed $60 billion.

          NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an approved issuer. When an approved issuer wishes to issue NHA Mortgage- Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

          The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the "NHA MBS Certificates"). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

          In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

          While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years, as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related Securities may be as short as six months or as long as eighteen years.

          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time. In addition, the rating agencies have not had experience in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

          Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

REPURCHASE AGREEMENTS

          Certain of the Portfolios may invest in repurchase agreements. A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Portfolio may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. A Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

          A Portfolio may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in such securities. There is no percentage restriction on a Portfolio's ability to enter into repurchase agreements. Currently, a Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.

RIGHTS AND WARRANTS

          Certain of the Portfolios may invest in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Portfolio's investment portfolio. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

SECURITIES RATINGS

          The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Portfolio, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

          Unless otherwise indicated, references to securities ratings by one agency in this SAI shall include the equivalent rating by another rating agency.

          The Adviser will try to reduce the risk inherent in a Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for a Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

          Non-rated securities may also be considered for investment by certain of the Portfolios when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with that Portfolio's objectives and policies.

SHORT SALES

          A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by a Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if a Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

SPECIAL SITUATIONS

          A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

STANDBY COMMITMENT AGREEMENTS

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. A Portfolio will at all times maintain a segregated account with the Fund's custodian of cash and/or securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines, and it may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES

          Certain of the Portfolios may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this SAI, such as mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

          A Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described under "Investment in Other Investment Companies."

TRUST PREFERRED SECURITIES

          Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Unlike typical asset-backed securities, which have many underlying payors and usually are overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, resulting in a loss to a Portfolio. Trust preferred securities are subject to special risks. Dividend payments only will be paid if interest payments on the underlying obligations are made. These interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. GOVERNMENT SECURITIES

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs
(i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities-Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

          Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

See Appendix A for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

          Zero Coupon Treasury Securities. Zero coupon Treasury securities are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but, instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

          Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the SEC has indicated that these receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Portfolio's categorization of U.S. Government Securities for purposes of the Portfolio's investing a certain percentage of its assets in U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken, until final resolution of the issue, to include each Portfolio's purchases of such securities in the non-U.S. Government Securities portion of the Portfolio's investments. However, if such securities are deemed to be U.S. Government Securities, a Portfolio will include them as such for purposes of determining its limitation on U.S. Government Securities.

VARIABLE NOTES

          Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's or AA- or better by S&P, or Fitch.

          The ratings of fixed-income securities by S&P, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          A description of Moody's, S&P's, Fitch and Dominion Bond Rating Service Ltd. short-term note ratings is included as Appendix A to the Portfolios' Prospectuses.

YANKEE DEBT SECURITIES

          Yankee debt securities are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies, foreign banks and foreign corporations. Investments in Yankee debt securities are affected by interest rates in the U.S. and by the economic, political and other forces that impact the issuer locally, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, foreign withholding taxes and other foreign governmental restrictions.

FUTURE DEVELOPMENTS

          Certain of the Portfolios may, following written notice to their shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with a Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the respective Portfolio's current investment practices.

GENERAL

          The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when foreign securities comprise less than 80% of the Portfolio's NAV, three different foreign countries when foreign securities comprise less than 60% of the Portfolio's NAV, two different foreign countries when foreign securities comprise less than 40% of the Portfolio's NAV and one foreign country when foreign securities comprise less than 20% of the Portfolio's NAV. The Fund has also voluntarily agreed that each Portfolio that may invest in foreign securities will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's NAV, except that the Portfolio may have an additional 15% of its NAV invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

          In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

OTHER 1940 ACT RESTRICTIONS

          Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of that Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Portfolio's total assets less liabilities (other than such borrowings), the asset coverage of that Portfolio's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Portfolio's portfolio would be 400%. Each Portfolio will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Portfolio to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause a Portfolio to incur related transaction costs and to realize taxable gains.

          Under the 1940 Act, each Portfolio may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act each Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of each Portfolio's total assets may be invested in the securities of any investment company.

          The Portfolios may emphasize investments in particular industries or sectors as a by-product of the stock selection process rather than as the result of assigned targets or ranges.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

BOARD OF DIRECTORS INFORMATION

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                   PORTFOLIOS
                                                                   IN FUND       OTHER
                                PRINCIPAL                          COMPLEX       DIRECTORSHIPS
NAME, ADDRESS, DATE OF          OCCUPATIONS(S)                     OVERSEEN      HELD
BIRTH (YEAR ELECTED*)           DURING PAST 5 YEARS                BY DIRECTOR   BY DIRECTOR
----------------------          -------------------                -----------   -----------
INTERESTED DIRECTOR

Marc O. Mayer, **               Executive Vice President of            106       SCB Partners Inc;
1345 Avenue of the Americas     Alliance Bernstein L.P. since                    SCB, Inc.
New York, NY  10105             2001 and Executive Managing
10/02/1957                      Director of AllianceBernstein
(2003)                          Investments, Inc. since 2003;
                                prior thereto he was head of
                                AllianceBernstein Institutional
                                Investments, a unit of
                                AllianceBernstein from
                                2001-2003. Prior thereto, Chief
                                Executive Officer of Sanford C.
                                Bernstein & Co., LLC
                                (institutional research and
                                brokerage arm of Bernstein &
                                Co. LLC ("SCB & Co.")) and its
                                predecessor since prior to
                                2001. He is a Director of SCB
                                Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr., # +      Investment Adviser and an              108       None
2 Sound View Drive              Independent Consultant. He was
Suite 100                       formerly Senior Manager of
Greenwich, CT 06830             Barrett Associates, Inc., a
9/7/1932                        registered investment adviser,
1990                            with which he had been
                                associated since prior to 2001.
                                He was formerly Deputy
                                Comptroller and Chief
                                Investment Officer of the State
                                of New York and, prior thereto,
                                Chief Investment Officer of the
                                New York Bank for Savings.

Ruth Block,***, #               Formerly Executive Vice                95        None
500 S.E. Mizner Blvd.           President and Chief Insurance
Boca Raton, FL 33432            Officer of The Equitable Life
11/7/1930                       Assurance Society of the United
1992                            States ("Equitable"); Chairman
                                and Chief Executive Officer of
                                Evlico (insurance); Director of
                                Avon, BP (oil and gas), Ecolab
                                Incorporated (specialty
                                chemicals), Tandem Financial
                                Group and Donaldson, Lufkin &
                                Jenrette Securities
                                Corporation; Governor at Large,
                                National Association of
                                Securities Dealers, Inc.

David H. Dievler, #             Independent Consultant. Until          107       None
P.O. Box 167                    December 1994 he was Senior
Spring Lake, NJ 07762           Vice President of
10/23/1929                      AllianceBernstein Corporation
(1990)                          ("AB Corp.") responsible for
                                mutual fund administration.
                                Prior to joining AB Corp. in
                                1984, he was Chief Financial
                                Officer of Eberstadt Asset
                                Management since 1968. Prior to
                                that, he was a Senior Manager
                                at Price Waterhouse & Co.
                                Member of American Institute of
                                Certified Public Accountants
                                since 1953.

John H. Dobkin #                Consultant. Formerly President         106       None
P.O. Box 12                     of Save Venice, Inc.
Annandale, NY 12504             (preservation organization)
2/19/1942                       from 2001-2002, Senior Advisor
(1992)                          from June 1999-June 2000 and
                                President of Historic Hudson
                                Valley (historic preservation)
                                from December 1989-May 1999.
                                Previously, Director of the
                                National Academy of Design and
                                during 1988-1992, Director and
                                Chairman of the Audit Committee
                                of AB Corp.

Michael J. Downey, #            Consultant since January 2004.         106       Asia Pacific Fund,
c/o AllianceBernstein L.P.      Formerly managing partner of                     Inc. and The Merger
Attn: Philip L. Kirstein        Lexington Capital, LLC                           Fund
1345 Avenue of the Americas     (investment advisory firm) from
New York, NY 10105              December 1997 until December
1/26/1944                       2003.  Prior thereto, Chairman
(2005)                          and CEO of Prudential Mutual
                                Fund Management from 1987 to
                                1993.

D. James Guzy, #                Chairman of the Board of PLX           106       Intel Corporation;
P.O. Box 128                    Technology (semi-conductors) and                 Cirrus Logic
Glenbrook, NV  89413            of SRC Computers Inc., with                      Corporation
3/7/1936                        which he has been associated                     (semiconductors),
(2005)                          since prior to 2001.  He is also                 Novellus Corporation
                                President of the Arbor Company                   (semi-conductor
                                (private family investments).                    equipment); Micro
                                                                                 Component Technology
                                                                                 (semi-conductor
                                                                                 equipment); the
                                                                                 Davis Selected
                                                                                 Advisers Group of
                                                                                 Mutual Funds and
                                                                                 LogicVision

Marshall C. Turner, Jr., #      CEO, Toppan Photomasks, Inc.,          106       Toppan Photomasks,
220 Montgomery Street           (semi-conductor manufacturing                    Inc.; the George
Penthouse 10                    services), Austin, Texas, 2003 -                 Lucas Educational
San Francisco, CA 94104-3402    present, and President since                     Foundation; Chairman
10/10/1941                      company acquired in 2005, and                    of the Board of the
(2005)                          name changed from DuPont                         Smithsonian's National
                                Photomasks. Prior to the                         Museum of Natural History
                                National Museum of company's
                                sale in 2005, he was Natural
                                History Chairman and CEO. He
                                has also been Principal of
                                Turner Venture Associates since
                                1993

----------
*    There is no stated term of office for the Fund's Directors.
** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.
*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+    Member of the Fair Value Pricing Committee.

          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit and Governance and Nominating Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met six times during the Fund's most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met seven times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of a Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met twelve times during the Fund's most recently completed fiscal year.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                          AGGREGATE DOLLAR
                                                          RANGE OF EQUITY
                                 DOLLAR RANGE OF          SECURITIES IN THE
                                 EQUITY SECURITIES        ALLIANCEBERNSTEIN
                                 IN THE FUND AS OF        FUND COMPLEX AS OF
                                 DECEMBER 31, 2005*       DECEMBER 31, 2005
                                 ------------------       -----------------

Marc O. Mayer                              None               Over $100,000
Ruth Block                                 None               Over $100,000
David H. Dievler                           None               Over $100,000
John H. Dobkin                             None               Over $100,000
Michael J. Downey                          None               Over $100,000
William H. Foulk, Jr.                      None               Over $100,000
D. James Guzy                              None               $50,001 - $100,000
Marshall C. Turner, Jr.                    None               Over $100,000
----------
* The Directors cannot directly invest in the Fund's Portfolios, because direct investments in the Portfolios may be made only by variable annuity and variable life insurance separate accounts.

OFFICER INFORMATION

          Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS* AND       POSITION(S)           PRINCIPAL OCCUPATION
DATE OF BIRTH            HELD WITH FUND        DURING PAST 5 YEARS
------------------       --------------        -------------------

Marc O. Mayer,           President and Chief   See biography above.
10/2/1957                Executive Officer

Philip L. Kirstein,      Senior Vice           Senior Vice President and
5/29/1945                President and         Independent Compliance Officer -
                         Independent           Mutual Funds of the Adviser,**
                         Compliance Officer    with which he has been associated
                                               since October 2004. Prior
                                               thereto, he was Of Counsel to
                                               Kirkpatrick & Lockhart, LLP from
                                               October 2003 to October 2004, and
                                               General Counsel and First Vice
                                               President of Merrill Lynch
                                               Investment Managers L.P. since
                                               prior to 2001 until March 2003.

Hiromitsu Agata,         Vice President        Senior Vice President of the
11/5/62                                        Adviser,** with which he has been
                                               associated since prior to 2001.


Andrew M. Aran,          Vice President        Senior Vice President of the
4/24/1957                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Bruce K. Aronow,         Vice President        Senior Vice President of the
7/2/1966                                       Adviser,** with which he has been
                                               associated since prior to 2001.

Edward D. Baker, III,    Vice President        Senior Vice President and Chief
2/4/1951                                       Investment Officer - Emerging
                                               Markets of the Adviser,** with
                                               which he has been associated
                                               since prior to 2001.

Thomas J. Bardong,       Vice President        Senior Vice President of the
4/28/1945                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Stephen Beinhacker,      Vice President        Senior Vice President of the
10/11/1964                                     Adviser,** with which he has been
                                               associated since prior to 2001.

Isabel Buccellati,       Vice President        Vice President of the Adviser,**
11/6/1968                                      with which she has been
                                               associated since prior to 2001.

Frank V. Caruso,         Vice President        Senior Vice President of Shields/
10/28/1956                                     the Adviser,** with which he has
                                               been associated since prior to
                                               2001.

Maria R. Cona,           Vice President        Vice President of the Adviser,**
1/30/1955                                      with which she has been
                                               associated since prior to 2001.

Michael P. Curcio,       Vice President        Senior Vice President of the
9/30/1965                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Henry S. D'auria,        Vice President        Senior Vice President of the
12/23/1961                                     Adviser,** with which he has been
                                               associated since October prior to
                                               2001. He is also Chief Investment
                                               Officer of Emerging Markets Value
                                               Equities since 2002 and Co-Chief
                                               Investment Officer of
                                               International Value Equities of
                                               the Adviser since June 2003.

Drew W. Demakis,         Vice President        Senior Vice President of the
8/21/1963                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Paul J. DeNoon,          Vice President        Senior Vice President of the
4/18/1962                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Scott Dimaggio,          Vice President        Vice President of the Adviser,**
8/9/1971                                       with which he has been associated
                                               since prior to 2001.

Gershon Distenfeld,      Vice President        Vice President of the Adviser,**
12/30/1975                                     with which he has been associated
                                               since prior to 2001.

Sharon Fay,              Vice President        Executive Vice President of the
6/19/1960                                      Adviser,** with which she has
                                               been associated since prior to
                                               2001 and she has served as Chief
                                               Investment Officer of Global
                                               Value Equities since June 2003.
                                               She has continued to serve as
                                               Chief Investment Officer of U.K.
                                               and European Value Equities at
                                               the Adviser since prior to 2001.

Marilyn G. Fedak,        Vice President        Executive Vice President of the
1/3/1947                                       Adviser** since October 2000. She
                                               is head of SCB & Co., Value
                                               Equities Business and Co-Chief
                                               Investment Officer of U.S. Value
                                               Equities. Prior thereto, she was
                                               Chief Investment Officer and
                                               Chairman of the U.S. Equity
                                               Investment Policy Group at SCB &
                                               Co. since prior to 2001.

Norman M. Fidel,         Vice President        Senior Vice President of the
9/17/1945                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Thomas J. Fontaine,      Vice President        Senior Vice President of the
8/20/1965                                      Adviser,** with which he has been
                                               associated since prior to 2001.

John Giaquinta,          Vice President        Administrative Officer of the
10/30/1963                                     Adviser,** with which he has been
                                               associated since prior to 2001.
                                               In addition, he is an Assistant
                                               Portfolio Manager/Trader of the
                                               Adviser responsible for the cash
                                               management of several of the
                                               Adviser's general and advisory
                                               accounts.

Fernando Grisales,       Vice President        Assistant Vice President of the
9/06/1979                                      Adviser** and an Assistant
                                               Portfolio Manager for the
                                               emerging market fixed-income
                                               team since October 2001. Prior
                                               thereto, he worked in the
                                               Bernstein Private Wealth Group
                                               since prior to 2001.

Mark A. Hamilton,        Vice President        Vice President of the Adviser,**
3/24/1965                                      with which he has been associated
                                               since prior to 2001 and a member
                                               of the Fixed Income and Global
                                               High Yield portfolio-management
                                               team. Prior thereto, he managed
                                               Sanford C. Bernstein & Co.'s
                                               European and Global fixed-income
                                               portfolios for institutional and
                                               retail clients in London since
                                               prior to 2001.

David P. Handke, Jr,     Vice President        Senior Vice President of the
8/12/1949                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Syed J. Hasnain,         Vice President        Senior Vice President of the
8/1/1964                                       Adviser,** with which he has been
                                               associated since prior to 2001.

William Johnston,        Vice President        Vice President of the Adviser,**
2/24/1961                                      with which he has been associated
                                               since prior to 2001.

John J. Kelley,          Vice President        Senior Vice President of the
2/29/1960                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Kumar Kirpalani,         Vice President        Vice President of the Adviser,**
1/29/1954                                      with which he has been associated
                                               since prior to 2001.

Samantha Lau,            Vice President        Senior Vice President of the
10/15/1972                                     Adviser,** with which she has
                                               been associated since prior to
                                               2001.

Alan E. Levi,            Vice President        Senior Vice President of the
9/27/1949                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Michael J. Levy,         Vice President        Assistant Vice President of the
9/27/1949                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Joshua Lisser,           Vice President        Senior Vice President of the
11/09/1966                                     Adviser,** with which he has been
                                               associated since prior to 2001.

James W. Macgregor,      Vice President        Senior Vice President of the
6/16/1967                                      Adviser,** with which he has been
                                               associated since prior to 2001.

John Mahedy,             Vice President        Senior Vice President of the
7/26/1963                                      Adviser,** with which he has been
                                               associated since prior to 2001.
                                               He is also Co-Chief Investment
                                               Officer of U.S. Value Equities
                                               since 2003 and Director of
                                               Research--US Value Equities since
                                               2001.

Alison M. Martier,       Vice President        Senior Vice President of the
1/29/1957                                      Adviser,** with which she has
                                               been associated since prior to
                                               2001.

Giulio A. Martini,       Vice President        Senior Vice President of the
7/2/1955                                       Adviser,** with which he has been
                                               associated since prior to 2001.
                                               He is also Head of Quantitative
                                               and Currency Strategies Value
                                               Equities since July 2003.

Christopher Marx,        Vice President        Senior Vice President of the
9/9/1967                                       Adviser,** with which he has been
                                               associated since prior to 2001.

Theresa Marziano,        Vice President        Senior Vice President of the
9/1/1954                                       Adviser** since October 2000 and
                                               Co-Chief Investment Officer of
                                               Real Estate Investments since
                                               July 2004. Prior thereto, she was
                                               a Senior Analyst of investment
                                               research at SCB & Co. since prior
                                               to 2001.

Seth J. Masters,         Vice President        Executive Vice President of the
6/4/1959                                       Adviser** and Chief Investment
                                               Officer of Style Blend and Core
                                               Equity Services and headed the
                                               U.S. and Global Style Blend teams
                                               at the Adviser** since October
                                               2000. Prior thereto, he was Chief
                                               Investment Officer for Emerging
                                               Markets Value at SCB since prior
                                               to 2001.

Melanie A. May,          Vice President        Vice President of the Adviser**
12/19/1969                                     since prior to 2001.

Scott E. McElroy,        Vice President        Senior Vice President of the
03/17/1965                                     Adviser,** with which he has been
                                               associated since prior to 2001.

Joel J. McKoan,          Vice President        Senior Vice President of the
1/15/1958                                      Adviser,** with which he has been
                                               associated since September, 2003.
                                               He is also the Director of the
                                               Credit Team. In addition to
                                               leading the credit portfolio
                                               management and research review
                                               teams, his responsibilities
                                               include management of the firm's
                                               Absolute Return and CDO
                                               strategies in credit and
                                               structured credit from 2003 to
                                               the present. Prior thereto, he
                                               was a Managing Director at UBS
                                               Warburg where he headed the North
                                               American Debt Syndicate Group,
                                               with responsibility for primary
                                               trading of corporate debt,
                                               emerging-market debt and
                                               structured products from 2000 to
                                               2003. In addition, Mr. McKoan was
                                               Global Co-Head of the CDO Group
                                               at UBS Warburg from 2002 to 2003.
                                               Previously, he was a Managing
                                               Director at PaineWebber (acquired
                                               by UBS in 2000), where he managed
                                               the UBS Credit Trading Group
                                               since prior to 2001.

Siobhan F. McManus,      Vice President        Senior Vice President of the
4/20/1962                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Michael Mon,             Vice President        Vice President of the Adviser,**
3/2/1969                                       with which he has been associated
                                                since prior to 2001.

Jason Moshos,            Vice President        Assistant Vice President of the
10/8/1976                                      Adviser,** since November 2005.
                                               Prior thereto, he was a research
                                               assistant in the Adviser's
                                               Municipal Credit Research area
                                               since prior to 2001.

Christopher Nikolich,    Vice President        Senior Vice President of the
10/10/1969                                     Adviser,** with which he has been
                                               associated since prior to 2001.

Valli Niththyananthan,   Vice President        Senior Vice President of the
4/21/1974                                      Adviser,** with which she has
                                               been associated since prior to
                                               2001.

Daniel Nordby,           Vice President        Senior Vice President of the
2/27/1944                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Raymond J. Papera,       Vice President        Senior Vice President of the
3/12/1956                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Michele Patri,           Vice President        Vice President of the Adviser**
6/10/1963                                      and a Non-US Developed Analyst
                                               since April, 2001. Prior thereto,
                                               he was a portfolio manager at
                                               Citigroup Asset Manager in London
                                               since prior to 2001.

Joseph G. Paul,          Vice President        Senior Vice President of the
2/6/1960                                       Adviser,** Co-Chief Investment
                                               Officer of Real Estate
                                               Investments since July 2004, and
                                               Chief Investment Officer of Small
                                               and Mid Capitalization Value
                                               Equities since 2002. He is also
                                               Chief Investment Officer of
                                               Advanced Value at the Adviser**
                                               since October 2000 and held the
                                               same position at SCB since prior
                                               to 2001.

Douglas J. Peebles,      Vice President        Executive Vice President of the
8/10/1965                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Stephen W. Pelensky,     Vice President        Senior Vice President of the
9/8/1955                                       Adviser,** with which he has been
                                               associated since prior to 2001.

Jeffrey S. Phlegar,      Vice President        Executive Vice President of the
6/28/1966                                      Adviser,** with which he has been
                                               associated since prior to 2001.

John D. Phillips,        Vice President        Senior Vice President of the
3/7/1947                                       Adviser,** with which he has been
                                               associated since prior to 2001.

James G. Reilly,         Vice President        Executive Vice President of the
7/2/1961                                       Adviser,** with which he has been
                                               associated since prior to 2001.

Michael J. Reilly,       Vice President        Senior Vice President of the
6/3/1964                                       Adviser,** with which he has been
                                               associated since prior to 2001.

Paul C. Rissman,         Vice President        Executive Vice President of the
11/10/1956                                     Adviser,** with which he has been
                                               associated since prior to 2001.

Steve C. Scanlon,        Vice President        Senior Vice President of
08/20/1969                                     AllianceBernstein Investments,
                                               Inc.,** with which he has been
                                               associated since September, 2003.
                                               In addition to his position as
                                               Senior Vice President of the
                                               Adviser, he assumed his new
                                               position as National Sales
                                               Director for Insurance Products
                                               in August, 2004. Prior thereto,
                                               he was a Senior Vice President at
                                               Manulife Financial since prior to
                                               2001.

Thomas A. Schmitt,       Vice President        Senior Vice President of the
7/13/1957                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Jane Schneirov,          Vice President        Senior Vice President of the
3/26/1970                                      Adviser,** with which she has
                                               been associated since prior to
                                               2001.

Matthew Sheridan,        Vice President        Vice President of the Adviser,**
3/19/1975                                      with which he has been associated
                                               since prior to 2001.

Kevin F. Simms,          Vice President        Senior Vice President and a
3/23/1966                                      Co-Chief Investment Officer of
                                               International Value Equities
                                               since 2003, which he assumed in
                                               addition to his role as Director
                                               of Research of Global and
                                               International Value Equities at
                                               the Adviser** since October 2000.
                                               Prior thereto, he was Director of
                                               Research for Emerging-Market
                                               Equities of SCB & Co. since 2001.


Francis X. Suozzo,       Vice President        Senior Vice President of the
5/3/1957                                       Adviser,** with which he has been
                                               associated since prior to 2001.

Christopher M. Toub,     Vice President        Senior Vice President of the
6/15/1959                                      Adviser,** with which he has been
                                               associated since prior to 2001.

Annie C. Tsao,           Vice President        Senior Vice President of the
10/22/1952                                     Adviser,** with which she has
                                               been associated since prior to
                                               2001.

Wen-Tse Tseng,           Vice President        Vice President of the Adviser,**
12/01/1965                                     with which he has been associated
                                               since February 2006. Prior
                                               thereto, he was the
                                               healthcare-sector portfolio
                                               manager for the small-cap growth
                                               team at William D. Witter from
                                               August 2003 to February 2006. He
                                               also worked at Weiss, Peck &
                                               Greer, managing the healthcare
                                               sector with the same team with
                                               which he worked at William D.
                                               Witter from April 2002 to August
                                               2003. Prior thereto, he was a
                                               senior healthcare analyst at JP
                                               Morgan Fleming Asset Management
                                               since prior to 2001.

Jean Van De Walle,       Vice President        Senior Vice President of the
1/8/1959                                       Adviser,** with which he has been
                                               associated since prior to 2001.

P. Scott Wallace,        Vice President        Senior Vice President of the
10/11/1964                                     Adviser,** with which he has been
                                               associated since prior to 2001.

Janet A. Walsh,          Vice President        Senior Vice President of the
2/2/1962                                       Adviser,** with which she has
                                               been associated since prior to
                                               2001.

Andrew J. Weiner,        Vice President        Senior Vice President of the
7/8/1968                                       Adviser,** with which he has been
                                               associated since prior to October
                                               2001.

Greg J. Wilensky,        Vice President        Vice President of the Adviser,**
4/27/1967                                      and Director of Stable Value
                                               Investments, with which he has
                                               been associated since prior to
                                               2001.

Mark D. Gersten,         Treasurer and         Senior Vice President of ABIS**
10/4/1950                Chief Financial       and Vice President of
                         Officer               AllianceBernstein Investments,
                                               Inc.,** with which he has been
                                               associated since prior to 2001.

Emilie D. Wrapp,         Secretary             Senior Vice President, Assistant
11/13/1955                                     General Counsel and Assistant
                                               Secretary of the
                                               AllianceBernstein Investments,
                                               Inc.,** with which she has been
                                               associated since prior to 2001.

Andrew L. Gangolf,       Assistant Secretary   Senior Vice President and
8/15/1954                                      Assistant General Counsel of
                                               AllianceBernstein Investments,
                                               Inc.,** with which he has been
                                               associated since prior to 2001.

Thomas R. Manley,        Controller            Vice President of the Adviser,**
8/3/1951                                       with which he has been associated
                                               since prior to 2001.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
** The Adviser, AllianceBernstein Investments, Inc., ABIS and SCB & Co. are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended December 31, 2005, the aggregate compensation paid to each of the Directors during calendar year 2005 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                          TOTAL
                                                          NUMBER OF       TOTAL
                                                          REGISTERED      NUMBER OF
                                                          INVESTMENT      INVESTMENT
                                                          COMPANIES       PORTFOLIOS
                                                          IN THE          IN THE
                                                          ALLIANCE-       ALLIANCE-
                                          TOTAL           BERNSTEIN       BERNSTEIN
                                          COMPENSATION    FUND COMPLEX,   FUND COMPLEX,
                                          FROM THE        INCLUDING THE   INCLUDING
                                          ALLIANCE-       FUND, AS TO     THE FUND,
                                          BERNSTEIN       WHICH THE       AS TO WHICH
                          AGGREGATE       FUND COMPLEX,   DIRECTOR IS     THE DIRECTOR
                          COMPENSATION    INCLUDING       A DIRECTOR      IS A DIRECTOR
NAME OF DIRECTOR          FROM THE FUND   THE FUND        OR TRUSTEE      OR TRUSTEE
----------------          -------------   --------        ----------      ----------
Marc O. Mayer             $-0-            $-0-                 40            106
Ruth Block                $4,801          $241,625             29            95
David H. Dievler          $4,725          $269,125             41            107
John H. Dobkin            $4,883          $263,125             40            106
Michael J. Downey         $4,301          $240,625             40            106
William H. Foulk, Jr.     $8,121          $486,995             42            108
D. James Guzy             $98             $32,000              40            106
Marshall C. Turner, Jr.   $98             $28,500              40            106

          As of March 31, 2006, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectuses).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2005, totaling approximately $579 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2005, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.2% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. AB Corp. is the general partner of both Alliance and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of December 31, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60.1% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 61.1% in the Adviser. As of December 31, 2005, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of December 31, 2005, approximately 14.30% of the issued ordinary shares (representing 23.19% of the voting power) of AXA were owned directly and indirectly by three French mutual insurance companies.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

          The Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the AllianceBernstein Americas Government Income Portfolio, the AllianceBernstein Global Dollar Government Portfolio and the AllianceBernstein Utility Income Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993.

          The Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the AllianceBernstein Growth Portfolio and the AllianceBernstein International Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994.

          The Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the AllianceBernstein Global Technology Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995.

          The Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the AllianceBernstein Small Cap Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996.

          The Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the AllianceBernstein Real Estate Investment Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996.

          The Advisory Agreement was amended as of May 1, 1997 to provide for the addition of the AllianceBernstein High Yield Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 12, 1997.

          The Advisory Agreement was amended as of May 1, 2001 to provide for the addition of the AllianceBernstein Small/Mid Cap Value Portfolio, the AllianceBernstein Value Portfolio and the AllianceBernstein International Value Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on January 31, 2001.

          The Advisory Agreement was amended as of May 1, 2003 to provide for the addition of the AllianceBernstein U.S. Large Cap Blended Style Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 15-17, 2003.

          The Advisory Agreement was amended as of May 1, 2004 to provide for the addition of the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on March 16-18, 2004.

          The Advisory Agreement was amended as of May 1, 2005 to provide for the addition of the AllianceBernstein Global Research Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on February 8-10, 2005.

          The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2005.

                                                                        AMOUNT
                       PORTFOLIO                                        RECEIVED
                       ---------                                        --------

AllianceBernstein Money Market Portfolio                                $75,250
AllianceBernstein Large Cap Growth Portfolio                            $75,250
AllianceBernstein Growth and Income Portfolio                           $75,250
AllianceBernstein U.S. Government/High Grade Securities Portfolio       $75,250
AllianceBernstein High Yield Portfolio                                  $75,250
AllianceBernstein Balanced Shares Portfolio                             $75,250
AllianceBernstein International Research Growth Portfolio               $75,250
AllianceBernstein Global Bond Portfolio                                 $75,250
AllianceBernstein Americas Government Income Portfolio                  $75,250
AllianceBernstein Global Dollar Government Portfolio                    $75,250
AllianceBernstein Utility Income Portfolio                              $75,250
AllianceBernstein Growth Portfolio                                      $75,250
AllianceBernstein International Growth Portfolio                        $75,250
AllianceBernstein Global Technology Portfolio                           $75,250
AllianceBernstein Small Cap Growth Portfolio                            $75,250
AllianceBernstein Real Estate Investment Portfolio                      $75,250
AllianceBernstein International Value Portfolio                         $58,500
AllianceBernstein Small/Mid Cap Value Portfolio                         $58,500
AllianceBernstein Value Portfolio                                       $58,500
AllianceBernstein U.S. Large Cap Blended Style Portfolio                $0
AllianceBernstein Wealth Appreciation Strategy Portfolio                $0
AllianceBernstein Balanced Wealth Strategy Portfolio                    $0
AllianceBernstein Global Research Growth Portfolio                      $0

          The annual contractual advisory fee as a percentage of net assets for each Portfolio prior to September 7, 2004 is listed below.

     AllianceBernstein Money Market Portfolio                             .500%
     AllianceBernstein Premier Growth Portfolio                          1.000%
     AllianceBernstein Growth and Income Portfolio                        .625%
     AllianceBernstein U.S. Government/High Grade Securities Portfolio    .600%
     AllianceBernstein High Yield Portfolio                               .750%
     AllianceBernstein Balanced Shares Portfolio                          .625%
     AllianceBernstein International Research Growth Portfolio           1.000%
     AllianceBernstein Global Bond Portfolio                              .650%
     AllianceBernstein Americas Government Income Portfolio               .650%
     AllianceBernstein Global Dollar Government Portfolio                 .750%
     AllianceBernstein Utility Income Portfolio                           .750%
     AllianceBernstein Growth Portfolio                                   .750%
     AllianceBernstein International Growth Portfolio                    1.000%
     AllianceBernstein Technology Portfolio                              1.000%
     AllianceBernstein Small Cap Growth Portfolio                        1.000%
     AllianceBernstein Real Estate Investment Portfolio                   .900%
     AllianceBernstein International Value Portfolio                     1.000%
     AllianceBernstein Small Cap Value Portfolio                         1.000%
     AllianceBernstein Value Portfolio                                    .750%
     AllianceBernstein U.S. Large Cap Blended Style Portfolio             .950%
     AllianceBernstein Wealth Appreciation Strategy Portfolio            .650%
     AllianceBernstein Balanced Wealth Strategy Portfolio                .550%

          Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee for all of the Portfolios, except for the AllianceBernstein Global Research Growth Portfolio, which had not yet commenced operations. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fees to the waived amounts. Listed below are the annual percentage rates of the average daily NAV that each of the Portfolios pays the Adviser.

                                       CONTRACTUAL FEE, AS A PERCENTAGE OF THE
          PORTFOLIO                       PORTFOLIO'S AGGREGATE NET ASSETS
          ---------                       --------------------------------

AllianceBernstein Money Market      .45 of 1% of the first $2.5 billion, .40 of
Portfolio                           1% of the excess over $2.5 billion up to $5
                                    billion and .35 of 1% of the excess over $5 billion

AllianceBernstein Large Cap         .75 of 1% of the first $2.5 billion, .65 of
Growth Portfolio                    1% of the excess over $2.5 billion up to $5
                                    billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Growth and        .55 of 1% of the first $2.5 billion, .45 of
Income Portfolio                    1% of the excess over $2.5 billion up to $5
                                    billion and .40 of 1% of the excess over $5 billion

AllianceBernstein U.S.              .45 of 1% of the first $2.5 billion, .40 of
Government/High Grade               1% of the excess over $2.5 billion up to $5
Securities Portfolio                billion and .35 of 1% of the excess over $5
                                    billion

AllianceBernstein High Yield        .50 of 1% of the first $2.5 billion, .45 of
Portfolio                           1% of the excess over $2.5 billion up to $5
                                    billion and .40 of 1% of the excess over $5 billion

AllianceBernstein Balanced Shares   .55 of 1% of the first $2.5 billion, .45 of
Portfolio                           1% of the excess over $2.5 billion up to $5
                                    billion and .40 of 1% of the excess over $5 billion

AllianceBernstein International     .75 of 1% of the first $2.5 billion, .65 of
Research Growth Portfolio           1% of the excess over $2.5 billion up to $5
                                    billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Global Bond       .45 of 1% of the first $2.5 billion, .40 of
Portfolio                           1% of the excess over $2.5 billion up to $5
                                    billion and .35 of 1% of the excess over $5 billion

AllianceBernstein Americas          .50 of 1% of the first $2.5 billion, .45 of
Government Income Portfolio         1% of the excess over $2.5 billion up to $5
                                    billion and .40 of 1% of the excess over $5 billion

AllianceBernstein Utility Income    .55 of 1% of the first $2.5 billion, .45 of
Portfolio                           1% of the excess over $2.5 billion up to $5
                                    billion and .40 of 1% of the excess over $5 billion

AllianceBernstein Global Dollar     .50 of 1% if the first $2.5 billion,  .45 of
Government Portfolio                1% of the excess  over $2.5 billion up to $5
                                    billion and .40 of 1% of the excess over $5 billion

AllianceBernstein International     .75 of 1% of the first $2.5 billion, .65 of
Growth Portfolio                    1% of the excess over $2.5 billion up to $5
                                    billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Growth            .75 of 1% of the first $2.5 billion, .65 of
Portfolio                           1% of the excess over $2.5 billion up to $5
                                    billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Global            .75 of 1% of the first $2.5 billion, .65 of
Technology Portfolio                1% of the excess over $2.5 billion up to $5
                                    billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Small Cap         .75 of 1% of the first $2.5 billion, .65 of
Growth Portfolio                    1% of the excess over $2.5 billion up to $5
                                    billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Real Estate       .55 of 1% of the first $2.5 billion, .45 of
Investment Portfolio                1% of the excess over $2.5 billion up to $5
                                    billion and .40 of 1% of the excess over $5 billion

AllianceBernstein International     .75 of 1% of the first $2.5 billion, .65 of
Value Portfolio                     1% of the excess over $2.5 billion up to $5
                                    billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Small/Mid         .75 of 1% of the first $2.5 billion, .65 of
Cap Value Portfolio                 1% of the excess over $2.5 billion up to $5
                                    billion and .60 of 1% of the excess over $5 billion

AllianceBernstein Value Portfolio   .55 of 1% of the first $2.5 billion, .45 of
                                    1% of the excess over $2.5 billion up to $5
                                    billion and .40 of 1% of the excess over $5 billion

AllianceBernstein U.S. Large Cap    .65 of 1% of the first $2.5 billion, .55 of
Blended Style Portfolio             1% of the excess over $2.5 billion up to $5
                                    billion and .50 of 1% of the excess over $5 billion

AllianceBernstein Wealth            .65 of 1% of the first $2.5 billion, .55 of
Appreciation Strategy Portfolio     1% of the excess over $2.5 billion up to $5
                                    billion and .50 of 1% of the excess over $5 billion

AllianceBernstein Balanced Wealth   .55 of 1% of the first $2.5 billion, .45 of
Strategy Portfolio                  1% of the excess over $2.5 billion up to $5
                                    billion and .40 of 1% of the excess over $5 billion

AllianceBernstein Global Research   .75 of 1% of the first $2.5 billion, .65 of
Growth Portfolio                    1% of the excess over $2.5 billion up to $5
                                    billion and .60 of 1% of the excess over $5 billion

          The Adviser has contractually agreed to waive its fees and bear certain expenses so that total Portfolio expenses do not exceed on an annual basis 1.20% and 1.45% of average daily net assets for Class A shares and Class B shares, respectively, of the AllianceBernstein U.S. Large Cap Blended Style Portfolio, the AllianceBernstein Wealth Appreciation Strategy Portfolio, the AllianceBernstein Balanced Wealth Strategy Portfolio and the AllianceBernstein Global Research Growth Portfolio. This waiver extends through the current fiscal year for the AllianceBernstein U.S. Large Cap Blended Style Portfolio, the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio and May 1, 2007 for the AllianceBernstein Global Research Growth Portfolio, and may be extended by Alliance for additional one-year terms.

          The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).

                                             FISCAL YEAR END     AMOUNT
                          PORTFOLIO            DECEMBER 31      RECEIVED
                          ---------            -----------      --------

AllianceBernstein Money Market Portfolio

                                                  2003          $   653,243
                                                  2004          $   436,383*
                                                  2005          $   284,954

AllianceBernstein Large Cap Growth
     Portfolio

                                                  2003          $14,586,714
                                                  2004          $12,506,756*
                                                  2005          $ 8,781,605

AllianceBernstein Growth and Income
     Portfolio

                                                  2003          $11,253,144
                                                  2004          $14,705,220*
                                                  2005          $14,516,438

AllianceBernstein U.S. Government/High
     Grade Securities Portfolio

                                                  2003          $ 1,019,094
                                                  2004          $   759,666*
                                                  2005          $   537,925

AllianceBernstein High Yield
     Portfolio

                                                  2003          $   348,733
                                                  2004          $   360,978*
                                                  2005          $   250,252

AllianceBernstein Balanced Shares
     Portfolio

                                                  2003          $ 1,211,176
                                                  2004          $ 1,375,159*
                                                  2005          $ 1,265,133

AllianceBernstein International Research
     Growth Portfolio

                                                  2003          $   481,191
                                                  2004          $   538,697*
                                                  2005          $   508,574

AllianceBernstein Global Bond
     Portfolio

                                                  2003          $   442,328
                                                  2004          $   397,217*
                                                  2005          $   299,554

AllianceBernstein Americas Government
     Income Portfolio

                                                  2003          $   477,054
                                                  2004          $   366,765*
                                                  2005          $   282,660

AllianceBernstein Global Dollar Government
     Portfolio

                                                  2003          $   203,386
                                                  2004          $   183,580*
                                                  2005          $   138,486

AllianceBernstein Utility Income
     Portfolio

                                                  2003          $   307,994
                                                  2004          $   338,393*
                                                  2005          $   356,552

AllianceBernstein Growth
     Portfolio

                                                  2003          $ 1,640,872
                                                  2004          $ 2,073,373*
                                                  2005          $ 2,076,979

AllianceBernstein International Growth
     Portfolio

                                                  2003          $   327,976
                                                  2004          $   404,823*
                                                  2005          $   482,777

AllianceBernstein Global Technology
     Portfolio

                                                  2003          $ 2,458,125
                                                  2004          $ 2,679,362*
                                                  2005          $ 1,840,660

AllianceBernstein Small Cap Growth
     Portfolio

                                                  2003          $   872,356
                                                  2004          $   721,220*
                                                  2005          $   557,481

AllianceBernstein Real Estate
     Investment Portfolio

                                                  2003          $   762,421
                                                  2004          $   989,685*
                                                  2005          $   596,608

AllianceBernstein Small/Mid Cap Value
     Portfolio

                                                  2003          $ 1,070,349
                                                  2004          $ 1,885,238*
                                                  2005          $ 2,118,599
AllianceBernstein Value Portfolio

                                                  2003          $   657,864
                                                  2004          $   894,357*
                                                  2005          $   902,805

AllianceBernstein International Value
     Portfolio

                                                  2003          $   667,175
                                                  2004          $ 1,897,186*
                                                  2005          $ 4,131,454

AllianceBernstein U.S. Large Cap
     Blended Style Portfolio
                                                  2003          $         0
                                                  2004          $   108,107*
                                                  2005          $   106,596

AllianceBernstein Wealth Appreciation
     Strategy Portfolio
                                                  2004          $    33,919*
                                                  2005          $   166,503

AllianceBernstein Balanced Wealth Strategy
     Portfolio
                                                  2004          $    46,264*
                                                  2005          $   282,736

AllianceBernstein Global Research Growth
     Portfolio
                                                  2005          $    29,587
----------
* Amounts received are net of the amounts the Adviser waived under the agreement with the New York Attorney General or under a contractual fee waiver. Amounts waived were:


                                                AMOUNT WAIVED      AMOUNT WAIVED
                                                UNDER AGREEMENT    UNDER
                                                WITH NEW YORK      CONTRACTUAL
                                                ATTORNEY GENERAL   FEE WAIVER
                                                ----------------   ----------

AllianceBernstein Money Market Portfolio        2004  $33,054         N/A

AllianceBernstein Large Cap Growth Portfolio    2004  $2,393,982      N/A

AllianceBernstein Growth and Income Portfolio   2004  $1,231,926      N/A

AllianceBernstein U.S. Government/High Grade
Securities Portfolio                            2004  $142,823        N/A

AllianceBernstein High Yield Portfolio          2004  $91,464         N/A

AllianceBernstein Balanced Shares Portfolio     2004  $116,078        N/A

AllianceBernstein International Research
Growth Portfolio                                2004  $98,040         N/A

AllianceBernstein Global Bond Portfolio         2004  $92,199         N/A

AllianceBernstein Americas Government
Income Portfolio                                2004  $63,425         N/A

AllianceBernstein Global Dollar
Government Portfolio                            2004  $46,812         N/A

AllianceBernstein Utility Income Portfolio      2004  $64,431         N/A

AllianceBernstein Growth Portfolio              2004  $0              N/A

AllianceBernstein International Growth
Portfolio                                       2004  $71,720         N/A

AllianceBernstein Global Technology Portfolio   2004  $507,681        N/A

AllianceBernstein Small Cap Growth Portfolio    2004  $132,548        N/A

AllianceBernstein Real Estate Investment
Portfolio                                       2004  $288,189        N/A

AllianceBernstein International Value
Portfolio                                       2003  N/A          $162,331
                                                2004  $311,760     $311,760

AllianceBernstein Small/Mid Cap Value
Portfolio                                       2003  N/A          $ 21,567
                                                2004  $331,453     $331,453

AllianceBernstein Value Portfolio               2003  N/A          $      0
                                                2004  $172,333     $172,333

AllianceBernstein U.S. Large Cap Blended
Style Portfolio                                 2003  N/A          $ 21,843
                                                2004  $23,973      $101,258
                                                2005  N/A          $111,271

AllianceBernstein Wealth Appreciation
Strategy Portfolio                              2004  $0           $ 33,919
                                                2005  N/A          $245,121

AllianceBernstein Balanced Wealth
Strategy Portfolio                              2004  $0           $ 46,264
                                                2005  N/A          $ 91,206

AllianceBernstein Global Research Growth
Portfolio                                       2005  N/A          $195,901

          Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

          The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Advisory Agreement continues in effect, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a Meeting held on December 14, 2005.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc.,AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., The AllianceBernstein Pooling Portfolios, The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' PORTFOLIO MANAGERS

          Additional information regarding the investment professional(s)(3) primarily responsible for the day-to-day management of each Portfolio's portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolio's prospectus.

----------
(3) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual Portfolio portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

          None of the investment professionals identified below owned any equity securities of the Portfolios directly or indirectly because shares of the Portfolios are held through the separate accounts of certain life insurance companies (the "Insurers").

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

          The management of and investment decisions for the Fund's portfolio are made by the Adviser's Large Cap Growth Investment Team. Mr. James G. Reilly, Mr. David P. Handke, Mr. Michael J. Reilly, Mr. Scott Wallace and Mr. Syed J. Hasnain are the investment professionals(4) with the most significant responsibility for the day-to-day management of the Portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.
----------
(4) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. James G. Reilly, Mr. David P. Handke, Mr. Michael J. Reilly, Mr. Scott Wallace and Mr. Syed J. Hasnain also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                    Total            Total            Registered    Registered
                    Number of        Assets of        Investment    Investment
                    Registered       Registered       Companies     Companies
                    Investment       Investment       Managed with  Managed with
                    Companies        Companies        Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
--------------------------------------------------------------------------------
 James G. Reilly        None              None             None         None
--------------------------------------------------------------------------------
 David P. Handke        None              None             None         None
--------------------------------------------------------------------------------
 Michael J. Reilly       1              $53,644,381          1       $53,873,438
--------------------------------------------------------------------------------
 Scott Wallace           1           $1,050,416,039        None         None
--------------------------------------------------------------------------------
 Syed Hasnain           None              None             None         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                    Total            Total            Pooled        Pooled
                    Number of        Assets of        Investment    Investment
                    Pooled           Pooled           Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
--------------------------------------------------------------------------------
 James G. Reilly        None             None             None          None
--------------------------------------------------------------------------------
 David P. Handke        None             None             None          None
--------------------------------------------------------------------------------
 Michael J. Reilly      None             None             None          None
--------------------------------------------------------------------------------
 Scott Wallace           1           $111,332,743         None          None
--------------------------------------------------------------------------------
 Syed Hasnain           None             None             None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                                                      of Other      of Other
                                                      Accounts      Accounts
                    Total Number of  Total Assets of  Managed with  with
                    Other Accounts   Other Accounts   Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
--------------------------------------------------------------------------------
 James G. Reilly         21          $4,556,472,655       None          None
--------------------------------------------------------------------------------
 David P. Handke         87          $5,578,144,247        1        $462,195,468
--------------------------------------------------------------------------------
 Michael J. Reilly        17         $2,497,276,978        None          None
--------------------------------------------------------------------------------
 Scott Wallace            17         $4,376,553,610        3        $520,879,063
--------------------------------------------------------------------------------
 Syed Hasnain            6           $1,211,447,227        1        $115,661,256
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

          Mr. Frank Caruso is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                  Total
                                                  Number of       Assets of
                                                  Registered      Registered
                                                  Investment      Investment
                                                  Companies       Companies
Total Number of          Total Assets of          Managed with    Managed with
Registered Investment    Registered Investment    Performance-    Performance-
Companies Managed        Companies Managed        based Fees      based Fees
--------------------------------------------------------------------------------
       5                     $8,674,525,653           None            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                  Number of       Total Assets
                                                  Pooled          of Pooled
                                                  Investment      Investment
                                                  Vehicles        Vehicles
Total Number of          Total Assets of          Managed with    Managed with
Pooled Investment        Pooled Investment        Performance-    Performance-
Vehicles Managed         Vehicles Managed         based Fees      based Fees
--------------------------------------------------------------------------------
      None                      None                  None             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                  Number of       Total Assets
                         Total Assets             Other Accounts  of Other
Total Number             of Other                 Managed with    Accounts with
of Other                 Accounts                 Performance-    Performance-
Accounts Managed         Managed                  based Fees      based Fees
--------------------------------------------------------------------------------
       8                 $2,359,716,902                  1        $1,742,033,576
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of March 1, 2005, Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Portfolio's portfolio and Mr. John Kelley (since 2002) and Mr. Stanley Martinez (since 2006) of the Global Credit Research Team are responsible for day-to-day management of the debt component of the Portfolio's portfolio.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005 (as of July 31, 2006 for Mr. Stanley Martinez).

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                    Total            Total            Registered    Registered
                    Number of        Assets of        Investment    Investment
                    Registered       Registered       Companies     Companies
                    Investment       Investment       Managed with  Managed with
                    Companies        Companies        Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
--------------------------------------------------------------------------------
John Kelley              1           $481,999,887         None         None
--------------------------------------------------------------------------------
Stanley Martinez         None        None                 None         None
--------------------------------------------------------------------------------
Stephen Pelensky         1         $1,315,861,374         None         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                    Total            Total            Pooled        Pooled
                    Number of        Assets of        Investment    Investment
                    Pooled           Pooled           Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
--------------------------------------------------------------------------------
John Kelley           None             None               None          None
--------------------------------------------------------------------------------
Stanley Martinez      None             None               None          None
--------------------------------------------------------------------------------
Stephen Pelensky      None             None               None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                                                      of Other      of Other
                                                      Accounts      Accounts
                    Total Number of  Total Assets of  Managed with  with
                    Other Accounts   Other Accounts   Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
--------------------------------------------------------------------------------
John Kelley             None             None            None           None
--------------------------------------------------------------------------------
Stanley Martinez        None             None            None           None
--------------------------------------------------------------------------------
Stephen Pelensky        3            $122,380,199        None           None
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income: Emerging Markets Investment Team. Mr. Paul J. DeNoon, Mr. Fernando Grisales, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total        Total           Registered    Registered
                         Number of    Assets of       Investment    Investment
                         Registered   Registered      Companies     Companies
                         Investment   Investment      Managed with  Managed with
                         Companies    Companies       Performance-  Performance-
Portfolio Manager        Managed      Managed         based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon          8         $3,788,941,084       None         None
--------------------------------------------------------------------------------
Mr. Fernando Grisales      None            None            None         None
--------------------------------------------------------------------------------
Mr. Michael L. Mon          6         $342,900,231         None         None
--------------------------------------------------------------------------------
Mr. Douglas J. Peebles      2         $758,722,802         None         None
--------------------------------------------------------------------------------
Mr. Matthew Sheridan        3         $516,313,142         None         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total        Total           Pooled        Pooled
                         Number of    Assets of       Investment    Investment
                         Pooled       Pooled          Vehicles      Vehicles
                         Investment   Investment      Managed with  Managed with
                         Vehicles     Vehicles        Performance-  Performance-
Portfolio Manager        Managed      Managed         based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon          4         $7,282,230,675      None         None
--------------------------------------------------------------------------------
Mr. Fernando Grisales     None            None            None         None
--------------------------------------------------------------------------------
Mr. Michael L. Mon          1           $1,819,963         1        $1,819,963
--------------------------------------------------------------------------------
Mr. Douglas J. Peebles      3         $829,324,752        None         None
--------------------------------------------------------------------------------
Mr. Matthew Sheridan        1         $194,105,312        None         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                         Total                        of Other      of Other
                         Number      Total            Accounts      Accounts
                         of Other    Assets of        Managed with  with
                         Accounts    Other Accounts   Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon        None            None           None          None
--------------------------------------------------------------------------------
Mr. Fernando Grisales     None            None            None         None
--------------------------------------------------------------------------------
Mr. Michael L. Mon          9        $494,704,788         1         $115,004,671
--------------------------------------------------------------------------------
Mr. Douglas J. Peebles      1        $42,911,309         None          None
--------------------------------------------------------------------------------
Mr. Matthew Sheridan        2        $128,091,480        None          None
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

          Ms. Annie Tsao is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Tsao also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                  Total
                                                  Number of       Assets of
                                                  Registered      Registered
                                                  Investment      Investment
                                                  Companies       Companies
Total Number of          Total Assets of          Managed with    Managed with
Registered Investment    Registered Investment    Performance-    Performance-
Companies Managed        Companies Managed        based Fees      based Fees
--------------------------------------------------------------------------------
        1                $245,540,504                None            None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                  Number of       Total Assets
                                                  Pooled          of Pooled
                                                  Investment      Investment
                                                  Vehicles        Vehicles
Total Number of          Total Assets of          Managed with    Managed with
Pooled Investment        Pooled Investment        Performance-    Performance-
Vehicles Managed         Vehicles Managed         based Fees      based Fees
--------------------------------------------------------------------------------
      None                     None                  None            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                  Number of       Total Assets
                         Total Assets             Other Accounts  of Other
Total Number             of Other                 Managed with    Accounts with
of Other                 Accounts                 Performance-    Performance-
Accounts Managed         Managed                  based Fees      based Fees
--------------------------------------------------------------------------------
     None                  None                      None            None
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

          Mr. Alan Levi is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Levi also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                  Total
                                                  Number of       Assets of
                                                  Registered      Registered
                                                  Investment      Investment
                                                  Companies       Companies
Total Number of          Total Assets of          Managed with    Managed with
Registered Investment    Registered Investment    Performance-    Performance-
Companies Managed        Companies Managed        based Fees      based Fees
--------------------------------------------------------------------------------
         3               $6,336,292,685                2          $4,479,138,825
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                  Number of       Total Assets
                                                  Pooled          of Pooled
                                                  Investment      Investment
                                                  Vehicles        Vehicles
Total Number of          Total Assets of          Managed with    Managed with
Pooled Investment        Pooled Investment        Performance-    Performance-
Vehicles Managed         Vehicles Managed         based Fees      based Fees

--------------------------------------------------------------------------------
       1                 $15,432,681                  None              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                  Number of       Total Assets
                         Total Assets             Other Accounts  of Other
Total Number             of Other                 Managed with    Accounts with
of Other                 Accounts                 Performance-    Performance-
Accounts Managed         Managed                  based Fees      based Fees
--------------------------------------------------------------------------------
       14                $2,150,895,389               None               None
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO

          Ms. Janet Walsh is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Walsh also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                  Total
                                                  Number of       Assets of
                                                  Registered      Registered
                                                  Investment      Investment
                                                  Companies       Companies
Total Number of          Total Assets of          Managed with    Managed with
Registered Investment    Registered Investment    Performance-    Performance-
Companies Managed        Companies Managed        based Fees      based Fees
--------------------------------------------------------------------------------
       4                 $2,151,356,078               None              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                  Number of       Total Assets
                                                  Pooled          of Pooled
                                                  Investment      Investment
                                                  Vehicles        Vehicles
Total Number of          Total Assets of          Managed with    Managed with
Pooled Investment        Pooled Investment        Performance-    Performance-
Vehicles Managed         Vehicles Managed         based Fees      based Fees
--------------------------------------------------------------------------------
       2                 $541,953,161                 None              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                  Number of       Total Assets
                         Total Assets             Other Accounts  of Other
Total Number             of Other                 Managed with    Accounts with
of Other                 Accounts                 Performance-    Performance-
Accounts Managed         Managed                  based Fees      based Fees
--------------------------------------------------------------------------------
        4                $247,436,897                  1          $29,048,704
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

          The management of and investment decisions for each of the Portfolio's portfolios are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. Mr. Drew Demakis, Mr. Thomas J. Fontaine, Mr. Joshua Lisser, Mr. Seth Masters and Mr. Christopher Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day responsibilities for coordinating investments. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                      (excluding the referenced Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                    Total            Total            Registered    Registered
                    Number of        Assets of        Investment    Investment
                    Registered       Registered       Companies     Companies
                    Investment       Investment       Managed with  Managed with
                    Companies        Companies        Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
--------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Blended Style Portfolio
--------------------------------------------------------------------------------
Mr. Drew Demakis       32            $27,624,437,089       None         None
--------------------------------------------------------------------------------
Mr. Thomas J.          32            $27,624,437,089       None         None
Fontaine
--------------------------------------------------------------------------------
Mr. Joshua Lisser      25            $28,937,365,228       None         None
--------------------------------------------------------------------------------
Mr. Seth Masters       36            $31,853,986,625       None         None
--------------------------------------------------------------------------------
Mr. Christopher        25            $28,937,365,228       None         None
Nikolich
--------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy Portfolio
--------------------------------------------------------------------------------
Mr. Drew Demakis       32            $27,609,268,303       None         None
--------------------------------------------------------------------------------
Mr. Thomas J.          32            $27,609,268,303       None         None
Fontaine
--------------------------------------------------------------------------------
Mr. Joshua Lisser      25            $28,922,196,442       None         None
--------------------------------------------------------------------------------
Mr. Seth Masters       36            $31,838,817,839       None         None
--------------------------------------------------------------------------------
Mr. Christopher        25            $28,922,196,442       None         None
Nikolich
--------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio
--------------------------------------------------------------------------------
Mr. Drew Demakis       32            $27,567,418,322       None         None
--------------------------------------------------------------------------------
Mr. Thomas J.          32            $27,567,418,322       None         None
Fontaine
--------------------------------------------------------------------------------
Mr. Joshua Lisser      25            $28,880,346,461       None         None
--------------------------------------------------------------------------------
Mr. Seth Masters       36            $31,796,967,858       None         None
--------------------------------------------------------------------------------
Mr. Christopher        25            $28,880,346,461       None         None
Nikolich
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                    Total            Total            Pooled        Pooled
                    Number of        Assets of        Investment    Investment
                    Pooled           Pooled           Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis      127            $11,428,153,890        6       $561,328,942
--------------------------------------------------------------------------------
Mr. Thomas J.         127            $11,428,153,890        6       $561,328,942
Fontaine
--------------------------------------------------------------------------------
Mr. Joshua Lisser     130            $12,028,796,515        6       $561,328,942
--------------------------------------------------------------------------------
Mr. Seth Masters      130            $12,028,796,515        6       $561,328,942
--------------------------------------------------------------------------------
Mr. Christopher       130            $12,028,796,515        6       $561,328,942
Nikolich
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number        Total Assets
                    Total                          of Other      of Other
                    Number of                      Accounts      Accounts
                    Other       Total Assets of    Managed with  with
                    Accounts    Other Accounts     Performance-  Performance-
Portfolio Manager   Managed     Managed            based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Drew Demakis      141       $35,210,693,658         17       $4,124,395,003
--------------------------------------------------------------------------------
Mr. Thomas J.         141       $35,210,693,658         17       $4,124,395,003
Fontaine
--------------------------------------------------------------------------------
Mr. Joshua Lisser     167       $55,428,000,714         17       $4,124,395,003
--------------------------------------------------------------------------------
Mr. Seth Masters      184       $55,961,985,508         17       $4,124,395,003
--------------------------------------------------------------------------------
Mr. Christopher       167       $55,428,000,714         17       $4,124,395,003
Nikolich
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Adviser's Global Research Growth sector analyst-managers with oversight by the Adviser's Global Research Growth Oversight Group. Mr. Norman M. Fidel, Ms. Jane E. Schneirov, Mr. Scott McElroy, Ms. Janet A. Walsh, Mr. Thomas A Schmitt, and Ms. Francis X. Suozzo are the sector analyst-managers with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                       Total         Total            Registered    Registered
                       Number of     Assets of        Investment    Investment
                       Registered    Registered       Companies     Companies
                       Investment    Investment       Managed with  Managed with
                       Companies     Companies        Performance-  Performance-
Portfolio Manager      Managed       Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Norman M. Fidel       5           $299,717,267       None          None
--------------------------------------------------------------------------------
Ms. Jane E.               1            $8,107,858        None          None
Schneirov
--------------------------------------------------------------------------------
Mr. Scott McElroy        None            None            None          None
--------------------------------------------------------------------------------
Ms. Janet A. Walsh        5          $2,399,890,659      None          None
--------------------------------------------------------------------------------
Mr. Thomas A Schmitt      3           $73,806,940        None          None
--------------------------------------------------------------------------------
Mr. Francis X.            1           $12,671,037        None          None
Suozzo
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                       Total         Total            Pooled        Pooled
                       Number of     Assets of        Investment    Investment
                       Pooled        Pooled           Vehicles      Vehicles
                       Investment    Investment       Managed with  Managed with
                       Vehicles      Vehicles         Performance-  Performance-
Portfolio Manager      Managed       Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Norman M. Fidel       2          $1,417,492,988      None          None
--------------------------------------------------------------------------------
Ms. Jane E.               1           $709,468,548       None          None
Schneirov
--------------------------------------------------------------------------------
Mr. Scott McElroy        None             None           None          None
--------------------------------------------------------------------------------
Ms. Janet A. Walsh        2           $541,953,161       None          None
--------------------------------------------------------------------------------
Mr. Thomas A Schmitt      1           $960,332,729       None          None
--------------------------------------------------------------------------------
Mr. Francis X.            1          $1,206,651,231      None          None
Suozzo
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                       Total                          of Other      of Other
                       Number of                      Accounts      Accounts
                       Other         Total Assets of  Managed with  with
                       Accounts      Other Accounts   Performance-  Performance-
Portfolio Manager      Managed       Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Norman M. Fidel       2          $218,279,250         None         None
--------------------------------------------------------------------------------
Ms. Jane E.               2          $211,840,701         None         None
Schneirov
--------------------------------------------------------------------------------
Mr. Scott McElroy       None            None              None         None
--------------------------------------------------------------------------------
Ms. Janet A. Walsh        4          $247,436,897          1        $29,048,704
--------------------------------------------------------------------------------
Mr. Thomas A Schmitt      2          $281,535,975         None         None
--------------------------------------------------------------------------------
Mr. Francis X.            2          $374,951,266         None         None
Suozzo
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Adviser's International Research Growth sector analyst-managers with oversight by the Adviser's International Research Growth Oversight Group. Mr. William Johnston, Ms. Isabel Buccellati, Mr. Michele Patri, Ms. Valli Niththyananthan, Mr. Atsushi Yamamoto, Mr. Hiromitsu Agata and Mr. Thomas Schmitt are the sector analyst-managers with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                       Total         Total            Registered    Registered
                       Number of     Assets of        Investment    Investment
                       Registered    Registered       Companies     Companies
                       Investment    Investment       Managed with  Managed with
                       Companies     Companies        Performance-  Performance-
Portfolio Manager      Managed       Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. William Johnston      1          $67,936,910          None         None
--------------------------------------------------------------------------------
Ms. Isabel Buccellati     1          $29,346,564          None         None
--------------------------------------------------------------------------------
Mr. Michele Patri         1          $14,076,801          None         None
--------------------------------------------------------------------------------
Ms. Valli                 1          $38,331,947          None         None
Niththyananthan
--------------------------------------------------------------------------------
Mr. Atsushi Yamamoto      1          $33,953,855          None         None
--------------------------------------------------------------------------------
Mr. Hiromitsu Agata       1          $20,975,695          None         None
--------------------------------------------------------------------------------
Mr. Thomas Schmitt        2          $59,112,102          None         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                       Total         Total            Pooled        Pooled
                       Number of     Assets of        Investment    Investment
                       Pooled        Pooled           Vehicles      Vehicles
                       Investment    Investment       Managed with  Managed with
                       Vehicles      Vehicles         Performance-  Performance-
Portfolio Manager      Managed       Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. William Johnston     None          None              None           None
--------------------------------------------------------------------------------
Ms. Isabel Buccellati    None          None              None           None
--------------------------------------------------------------------------------
Mr. Michele Patri        None          None              None           None
--------------------------------------------------------------------------------
Ms. Valli
Niththyananthan          None          None              None           None
--------------------------------------------------------------------------------
Mr. Atsushi Yamamoto     None          None              None           None
--------------------------------------------------------------------------------
Mr. Hiromitsu Agata      None          None              None           None
--------------------------------------------------------------------------------
Mr. Thomas Schmitt       1             $960,332,729      None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                       Total                          of Other      of Other
                       Number of                      Accounts      Accounts
                       Other         Total Assets of  Managed with  with
                       Accounts      Other Accounts   Performance-  Performance-
Portfolio Manager      Managed       Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. William Johnston     None            None             None          None
--------------------------------------------------------------------------------
Ms. Isabel Buccellati    None            None             None          None
--------------------------------------------------------------------------------
Mr. Michele Patri        None            None             None          None
--------------------------------------------------------------------------------
Ms. Valli
Niththyananthan          None            None             None          None
--------------------------------------------------------------------------------
Mr. Atsushi Yamamoto     None            None             None          None
--------------------------------------------------------------------------------
Mr. Hiromitsu Agata      None            None             None          None
--------------------------------------------------------------------------------
Mr. Thomas Schmitt       2           $281,535,975         None          None
--------------------------------------------------------------------------------


ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Investment Grade Fixed Income Team. Ms. Alison Martier and Mr. Greg Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                    Total            Total            Registered    Registered
                    Number of        Assets of        Investment    Investment
                    Registered       Registered       Companies     Companies
                    Investment       Investment       Managed with  Managed with
                    Companies        Companies        Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Ms. Alison Martier     4             $6,355,390,949      None           None
--------------------------------------------------------------------------------
Mr. Greg Wilensky      2               $680,955,277      None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                    Total            Total            Pooled        Pooled
                    Number of        Assets of        Investment    Investment
                    Pooled           Pooled           Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Ms. Alison Martier     5             $167,507,805         None           None
--------------------------------------------------------------------------------
Mr. Greg Wilensky     24             $338,094,793         None           None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                                                      of Other      of Other
                                                      Accounts      Accounts
                    Total Number of  Total Assets of  Managed with  with
                    Other Accounts   Other Accounts   Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Ms. Alison Martier      595          $4,768,436,994      None           None
--------------------------------------------------------------------------------
Mr. Greg Wilensky       30           $2,233,047,297        2        $467,580,471
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the U.S. High Yield Investment Team. Mr. Gershon Distenfeld, Mr. Douglas J. Peebles, Mr. Andrew M. Aran and Mr. Joel J. McKoan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Gershon Distenfeld    3          $179,831,060      None         None
--------------------------------------------------------------------------------
Mr. Douglas J. Peebles    2          $758,722,802      None         None
--------------------------------------------------------------------------------
Mr. Andrew M. Aran        2          $(53,999,897)     None         None
--------------------------------------------------------------------------------
Mr. Joel J. McKoan       None           None           None         None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                           Total         Total        Pooled        Pooled
                           Number of     Assets of    Investment    Investment
                           Pooled        Pooled       Vehicles      Vehicles
                           Investment    Investment   Managed with  Managed with
                           Vehicles      Vehicles     Performance-  Performance-
Portfolio Manager          Managed       Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Gershon Distenfeld       5       $2,299,529,494      None          None
--------------------------------------------------------------------------------
Mr. Douglas J. Peebles       3         $829,324,752      None          None
--------------------------------------------------------------------------------
Mr. Andrew M. Aran           None         None           None          None
--------------------------------------------------------------------------------
Mr. Joel J. McKoan           2          $43,355,123       1         $39,363,013
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                            Total         Total       of Other      of Other
                            Number of     Assets of   Accounts      Accounts
                            Other         Other       Managed with  with
                            Accounts      Accounts    Performance-  Performance-
Portfolio Manager           Managed       Managed     based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Gershon  Distenfeld    None            None         None          None
--------------------------------------------------------------------------------
Mr. Douglas J. Peebles      1          $42,911,309      None          None
--------------------------------------------------------------------------------
Mr. Andrew M. Aran          2          $188,111,810      2          $188,111,810
--------------------------------------------------------------------------------
Mr. Joel J. McKoan          1          $118,871,992      1         $118,871,992
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income Investment Team. Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total         Total          Registered    Registered
                         Number of     Assets of      Investment    Investment
                         Registered    Registered     Companies     Companies
                         Investment    Investment     Managed with  Managed with
                         Companies     Companies      Performance-  Performance-
Portfolio Manager        Managed       Managed        based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Michael L. Mon            5       $282,613,439        None          None
--------------------------------------------------------------------------------
Mr. Douglas J.Peebles         2       $758,722,802        None          None
--------------------------------------------------------------------------------
Mr. Matthew Sheridan          3       $516,313,142        None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                           Total         Total        Pooled        Pooled
                           Number of     Assets of    Investment    Investment
                           Pooled        Pooled       Vehicles      Vehicles
                           Investment    Investment   Managed with  Managed with
                           Vehicles      Vehicles     Performance-  Performance-
Portfolio Manager          Managed       Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Michael L. Mon            1         $1,819,963        1         $1,819,963
--------------------------------------------------------------------------------
Mr. Douglas J. Peebles        3        $829,324,752      None          None
--------------------------------------------------------------------------------
Mr. Matthew Sheridan          1        $194,105,312      None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                        Total        Total            of Other      of Other
                        Number of    Assets of        Accounts      Accounts
                        Other        Other            Managed with  with
                        Accounts     Accounts         Performance-  Performance-
Portfolio Manager       Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Michael L. Mon        9          $494,704,788          1        $115,004,671
--------------------------------------------------------------------------------
Mr. Douglas J. Peebles    1           $42,911,309        None          None
--------------------------------------------------------------------------------
Mr. Matthew Sheridan      2          $128,091,480        None          None
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Michael L. Mon, Mr. Douglas J. Peebles and Mr. Scott DiMaggio are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total         Total          Registered    Registered
                         Number of     Assets of      Investment    Investment
                         Registered    Registered     Companies     Companies
                         Investment    Investment     Managed with  Managed with
                         Companies     Companies      Performance-  Performance-
Portfolio Manager        Managed       Managed        based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon        8         $3,758,411,325      None          None
--------------------------------------------------------------------------------
Mr. Michael L. Mon        6          $342,900,231       None          None
--------------------------------------------------------------------------------
Mr. Douglas J. Peebles    2          $758,722,802       None          None
--------------------------------------------------------------------------------
Mr. Scott DiMaggio        3          $337,910,005       None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                           Total         Total        Pooled        Pooled
                           Number of     Assets of    Investment    Investment
                           Pooled        Pooled       Vehicles      Vehicles
                           Investment    Investment   Managed with  Managed with
                           Vehicles      Vehicles     Performance-  Performance-
Portfolio Manager          Managed       Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon            4       $7,282,230,675     None           None
--------------------------------------------------------------------------------
Mr. Michael L. Mon            1         $1,819,963        1          $1,819,963
--------------------------------------------------------------------------------
Mr. Douglas J. Peebles        3        $829,324,752      None           None
--------------------------------------------------------------------------------
Mr. Scott DiMaggio           None         None           None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                        Total        Total            of Other      of Other
                        Number of    Assets of        Accounts      Accounts
                        Other        Other            Managed with  with
                        Accounts     Accounts         Performance-  Performance-
Portfolio Manager       Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Paul J. DeNoon        None         None              None         None
--------------------------------------------------------------------------------
Mr. Michael L. Mon          9       $494,704,788           1        $115,004,671
--------------------------------------------------------------------------------
Mr. Douglas J. Peebles      1        $42,911,309         None         None
--------------------------------------------------------------------------------
Mr. Scott DiMaggio          9      $1,511,633,195        None         None
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the International Growth Fund Management Team. Mr. Edward Baker, Mr. Michael Levy and Mr. Christopher Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total         Total          Registered    Registered
                         Number of     Assets of      Investment    Investment
                         Registered    Registered     Companies     Companies
                         Investment    Investment     Managed with  Managed with
                         Companies     Companies      Performance-  Performance-
Portfolio Manager        Managed       Managed        based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Edward Baker         None           None             None          None
--------------------------------------------------------------------------------
Mr. Michael Levy          1           $712,146,155       None          None
--------------------------------------------------------------------------------
Mr. Christopher Toub     None           None             None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                           Total         Total        Pooled        Pooled
                           Number of     Assets of    Investment    Investment
                           Pooled        Pooled       Vehicles      Vehicles
                           Investment    Investment   Managed with  Managed with
                           Vehicles      Vehicles     Performance-  Performance-
Portfolio Manager          Managed       Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Edward Baker            None          None           None           None
--------------------------------------------------------------------------------
Mr. Michael Levy            None          None           None           None
--------------------------------------------------------------------------------
Mr. Christopher Toub        None          None           None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                        Total        Total            of Other      of Other
                        Number of    Assets of        Accounts      Accounts
                        Other        Other            Managed with  with
                        Accounts     Accounts         Performance-  Performance-
Portfolio Manager       Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Edward Baker         None         None              None          None
--------------------------------------------------------------------------------
Mr. Michael Levy           1         $37,044,577        None          None
--------------------------------------------------------------------------------
Mr. Christopher Toub     None         None              None          None
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005 (as of March 31, 2006 with respect to Mr. Wen-Tse Tseng).

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total         Total          Registered    Registered
                         Number of     Assets of      Investment    Investment
                         Registered    Registered     Companies     Companies
                         Investment    Investment     Managed with  Managed with
                         Companies     Companies      Performance-  Performance-
Portfolio Manager        Managed       Managed        based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Bruce K. Aronow       12          $2,132,158,595     None          None
--------------------------------------------------------------------------------
Mr. Kumar Kirpalani       12          $2,132,158,595     None          None
--------------------------------------------------------------------------------
Ms. Samantha Lau          12          $2,132,158,595     None          None
--------------------------------------------------------------------------------
Mr. Wen-Tse Tseng          8          $2,330,595,066     None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                           Total         Total        Pooled        Pooled
                           Number of     Assets of    Investment    Investment
                           Pooled        Pooled       Vehicles      Vehicles
                           Investment    Investment   Managed with  Managed with
                           Vehicles      Vehicles     Performance-  Performance-
Portfolio Manager          Managed       Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Bruce K. Aronow          33        $256,459,270     None           None
--------------------------------------------------------------------------------
Mr. Kumar Kirpalani          33        $256,459,270     None           None
--------------------------------------------------------------------------------
Ms. Samantha Lau             33        $256,459,270     None           None
--------------------------------------------------------------------------------
Mr. Wen-Tse Tseng           None          None          None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                        Total        Total            of Other      of Other
                        Number of    Assets of        Accounts      Accounts
                        Other        Other            Managed with  with
                        Accounts     Accounts         Performance-  Performance-
Portfolio Manager       Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Bruce K. Aronow     26         $1,642,418,767        2         $204,688,461
--------------------------------------------------------------------------------
Mr. Kumar Kirpalani     26         $1,642,418,767        2         $204,688,461
--------------------------------------------------------------------------------
Ms. Samantha Lau        26         $1,642,418,767        2         $204,688,461
--------------------------------------------------------------------------------
Mr. Wen-Tse Tseng       26         $1,905,348,422        2         $237,830,697
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total         Total          Registered    Registered
                         Number of     Assets of      Investment    Investment
                         Registered    Registered     Companies     Companies
                         Investment    Investment     Managed with  Managed with
                         Companies     Companies      Performance-  Performance-
Portfolio Manager        Managed       Managed        based Fees    based Fees
--------------------------------------------------------------------------------
Joseph G. Paul             21         $3,424,667,880     None          None
--------------------------------------------------------------------------------
Teresa Marziano             8         $1,375,292,742     None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                           Total         Total        Pooled        Pooled
                           Number of     Assets of    Investment    Investment
                           Pooled        Pooled       Vehicles      Vehicles
                           Investment    Investment   Managed with  Managed with
                           Vehicles      Vehicles     Performance-  Performance-
Portfolio Manager          Managed       Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Joseph G. Paul               68       $1,575,500,573      1        $754,046,632
--------------------------------------------------------------------------------
Teresa Marziano              32        $378,367,787      None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                        Total        Total            of Other      of Other
                        Number of    Assets of        Accounts      Accounts
                        Other        Other            Managed with  with
                        Accounts     Accounts         Performance-  Performance-
Portfolio Manager       Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Joseph G. Paul           64         $1,668,884,042       None          None
--------------------------------------------------------------------------------
Teresa Marziano           6           $164,615,371       None          None
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Giulio A Martini are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities(5). The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.
----------
(5) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                       Total         Total           Registered     Registered
                       Number of     Assets of       Investment     Investment
                       Registered    Registered      Companies      Companies
                       Investment    Investment      Managed with   Managed with
                       Companies     Companies       Performance-   Performance-
Portfolio Manager      Managed       Managed         based Fees     based Fees
--------------------------------------------------------------------------------
Ms. Sharon E. Fay        61         $16,986,464,587    2          $1,588,238,948
--------------------------------------------------------------------------------
Mr. Kevin F. Simms       52         $15,547,210,363    1          $1,575,454,191
--------------------------------------------------------------------------------
Mr. Henry S. D'Auria     57         $17,066,926,762    1          $1,575,454,191
--------------------------------------------------------------------------------
Mr. Giulio A Martini     52         $15,547,210,363    1          $1,575,454,191
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                         Total        Total          Pooled         Pooled
                         Number of    Assets of      Investment     Investment
                         Pooled       Pooled         Vehicles       Vehicles
                         Investment   Investment     Managed with   Managed with
                         Vehicles     Vehicles       Performance-   Performance-
Portfolio Manager        Managed      Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Ms. Sharon E. Fay            98      $9,180,305,459       1        $250,751,510

Mr. Kevin F. Simms           96      $9,736,587,968       2       $1,273,585,224

Mr. Henry S. D'Auria         99     $12,629,621,971       4        $776,581,402

Mr. Giulio A Martini         95      $8,541,790,850       1        $250,751,510

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number          Total Assets
                        Total        Total          of Other        of Other
                        Number of    Assets of      Accounts        Accounts
                        Other        Other          Managed with    with
                        Accounts     Accounts       Performance-    Performance-
Portfolio Manager       Managed      Managed        based Fees      based Fees
--------------------------------------------------------------------------------
Ms. Sharon E. Fay       562        $86,937,683,674      74       $13,464,867,122
--------------------------------------------------------------------------------
Mr. Kevin F. Simms      515        $75,385,223,902      54       $7,416,380,114
--------------------------------------------------------------------------------
Mr. Henry S. D'Auria    539        $81,416,012,817      61       $9,979,677,562
--------------------------------------------------------------------------------
Mr. Giulio A Martini    515        $75,385,223,902      54       $7,416,380,114
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by Small/Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total         Total          Registered    Registered
                         Number of     Assets of      Investment    Investment
                         Registered    Registered     Companies     Companies
                         Investment    Investment     Managed with  Managed with
                         Companies     Companies      Performance-  Performance-
Portfolio Manager        Managed       Managed        based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Joseph G. Paul         21         $3,196,290,670    None          None
--------------------------------------------------------------------------------
Mr. James W. MacGregor     12         $1,729,042,023    None          None
--------------------------------------------------------------------------------
Mr. Andrew J. Weiner       12         $1,729,042,023    None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                           Total         Total        Pooled        Pooled
                           Number of     Assets of    Investment    Investment
                           Pooled        Pooled       Vehicles      Vehicles
                           Investment    Investment   Managed with  Managed with
                           Vehicles      Vehicles     Performance-  Performance-
Portfolio Manager          Managed       Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Joseph G. Paul           68        $1,575,500,573      1        $754,046,632
--------------------------------------------------------------------------------
Mr. James W. MacGregor       35         $303,755,928      None         None
--------------------------------------------------------------------------------
Mr. Andrew J. Weiner         35         $303,755,928      None         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                        Total        Total            of Other      of Other
                        Number of    Assets of        Accounts      Accounts
                        Other        Other            Managed with  with
                        Accounts     Accounts         Performance-  Performance-
Portfolio Manager       Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Mr. Joseph G. Paul        64         $1,668,844,042    None           None
--------------------------------------------------------------------------------
Mr. James W. MacGregor    58         $1,504,268,671    None           None
--------------------------------------------------------------------------------
Mr. Andrew J. Weiner      58         $1,504,268,671    None           None
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VALUE PORTFOLIO

          The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John D. Philips are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities.(6) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2005.
----------
(6) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total         Total          Registered    Registered
                         Number of     Assets of      Investment    Investment
                         Registered    Registered     Companies     Companies
                         Investment    Investment     Managed with  Managed with
                         Companies     Companies      Performance-  Performance-
Portfolio Manager        Managed       Managed        based Fees    based Fees
--------------------------------------------------------------------------------
Ms. Marilyn G. Fedak      36        $20,490,222,394     1         $6,235,831,629
--------------------------------------------------------------------------------
Mr. John Mahedy           36        $20,490,222,394     1         $6,235,831,629
--------------------------------------------------------------------------------
Mr. Christopher Marx      36        $20,490,222,394     1         $6,235,831,629
--------------------------------------------------------------------------------
Mr. John D. Philips       36        $20,490,222,394     1         $6,235,831,629
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                           Total         Total        Pooled        Pooled
                           Number of     Assets of    Investment    Investment
                           Pooled        Pooled       Vehicles      Vehicles
                           Investment    Investment   Managed with  Managed with
                           Vehicles      Vehicles     Performance-  Performance-
Portfolio Manager          Managed       Managed      based Fees    based Fees
--------------------------------------------------------------------------------
Ms. Marilyn G. Fedak         46       $2,488,993,057   None          None
--------------------------------------------------------------------------------
Mr. John Mahedy              46       $2,488,993,057   None          None
--------------------------------------------------------------------------------
Mr. Christopher Marx         46       $2,488,993,057   None          None
--------------------------------------------------------------------------------
Mr. John D. Philips          46       $2,488,993,057   None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                      Number        Total Assets
                        Total        Total            of Other      of Other
                        Number of    Assets of        Accounts      Accounts
                        Other        Other            Managed with  with
                        Accounts     Accounts         Performance-  Performance-
Portfolio Manager       Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Ms. Marilyn G. Fedak    35,158     $54,048,165,453     15         $3,170,832,546
--------------------------------------------------------------------------------
Mr. John Mahedy         35,158     $54,048,165,453     15         $3,170,832,546
--------------------------------------------------------------------------------
Mr. Christopher Marx    35,158     $54,048,165,453     15         $3,170,832,546
--------------------------------------------------------------------------------
Mr. John D. Philips     35,158     $54,048,165,453     15         $3,170,832,546
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals(7) is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:
----------
(7) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(8)
----------
(8) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

DISTRIBUTION SERVICES AGREEMENT

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investments. Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Rule 12b-1 Plan").

          Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on January 6, 1999. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of such party, at a meeting held on December 14, 2005.

          The Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. The Principal Underwriter will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. The Principal Underwriter will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.

          In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to Class B shares of such Portfolio and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

          During the fiscal year ended December 31, 2005, the AllianceBernstein Global Bond Portfolio, AllianceBernstein International Research Growth Portfolio, AllianceBernstein Money Market Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Global Technology Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Balanced Shares Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein Utility Income Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio, AllianceBernstein U.S. Large Cap Blended Style Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio, AllianceBernstein Balanced Wealth Strategy Portfolio and AllianceBernstein Global Research Growth Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $34,646, $20,835, $65,764, $1,446,059, $5,194,420, $64,906, $384,383, $48,653, $360,305, $53,234,
$91,425, $114,923, $29,535, $26,630, $13,316, $19,479, $1,250,382, $399,981,
$410,108, $38,890, $49,066, $105,519 and $9,677, respectively, which constituted approximately .25% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $138,844, $86,338, $148,295, $978,917, $1,981,357, $152,981, $448,996, $256,581, $364,465, $116,164,
$352,245, $118,912, $58,282, $95,950, $141,347, $25,547, $699,903, $362,750,
$337,123, $264,340, $52,725, $21,378 and $184 for the AllianceBernstein Global
Bond Portfolio, AllianceBernstein International Research Growth Portfolio, AllianceBernstein Money Market Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein U.S. Government/High Grade Securities Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Global Technology Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Balanced Shares Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein Utility Income Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio, AllianceBernstein U.S. Large Cap Blended Style Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio, AllianceBernstein Balanced Wealth Strategy Portfolio and AllianceBernstein Global Research Growth Portfolio, respectively.

          For the fiscal year ended December 31, 2005, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                                                                      Alliance-
                           Alliance-     Alliance-      Alliance-     Bernstein
                           Bernstein     Bernstein      Bernstein     Large Cap
                           Global Bond   International  Money Market  Growth
Category of Expense        Portfolio     Portfolio      Portfolio     Portfolio
-------------------        ---------     ---------      ---------     ---------

Advertising/Marketing      $60           $38            $65           $433

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other Than
Current Shareholders       $0            $0             $0            $0

Compensation to
Underwriters               $32,375       $19,739        $35,060       $226,020

Compensation to Dealers    $26,827       $15,116        $30,492       $182,017

Compensation to Sales
Personnel                  $87,129       $54,870        $119,989      $1,821,283

Interest, Carrying or
Other Financing Charges    $0            $0             $0            $0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related expenses
incurred by the marketing
personnel conducting
seminars)                  $27,099       $17,410        $28,453       $195,223

Totals                     $173,490      $107,173       $214,059      $2,424,976


                                        Alliance-
                           Alliance-    Bernstein U.S.             Alliance-
                           Bernstein    Gov't/High     Alliance-   Bernstein
                           Growth and   Grade          Bernstein   International
                           Income       Securities     Growth      Growth
Category of Expense        Portfolio    Portfolio      Portfolio   Portfolio
-------------------        ---------    ---------      ---------   ---------

Advertising/Marketing      $847         $67            $193        $113

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders       $0           $0             $0          $0

Compensation to
Underwriters               $460,590     $34,848        $104,337    $59,465

Compensation to Dealers    $380,974     $26,606        $84,486     $47,879

Compensation to Sales
Personnel                  $5,943,331   $125,535       $555,524    $146,630

Interest, Carrying or
Other Financing Charges    $0           $0             $0          $0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related expenses
incurred by the marketing
personnel conducting
seminars)                  $390,035     $30,831        $88,839     $51,147

Totals                     $7,175,777   $217,887       $833,379    $305,234


                           Alliance-    Alliance-      Alliance-     Alliance-
                           Bernstein    Bernstein      Bernstein     Bernstein
                           Global       Small Cap      Real Estate   Total
                           Technology   Growth         Investment    Return
Category of Expense        Portfolio    Portfolio      Portfolio     Portfolio
-------------------        ---------    ---------      ---------     ---------

Advertising/Marketing      $152         $54            $160          $51

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders       $0           $0             $0            $0

Compensation to
Underwriters               $86,674      $26,806        $83,314       $27,013

Compensation to Dealers    $74,837      $21,487        $74,915       $20,389

Compensation to Sales
Personnel                  $490,691     $98,105        $219,782      $162,323

Interest, Carrying or
Other Financing Charges    $0           $0             $0            $0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related expenses
incurred by the marketing
personnel conducting
seminars)                  $72,416      $22,946        $65,499       $24,059

Totals                     $724,770     $169,398       $443,670      $233,835


                                        Alliance-      Alliance-      Alliance-
                           Alliance-    Bernstein      Bernstein      Bernstein
                           Bernstein    Americas       Global Dollar  Utility
                           High Yield   Gov't Income   Gov't          Income
Category of Expense        Portfolio    Portfolio      Portfolio      Portfolio
-------------------        ---------    ---------      ---------      ---------

Advertising/
Marketing                  $28          $43            $61            $9

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders       $0           $0             $0             $0

Compensation to
Underwriters               $13,965      $21,942        $32,678        $5,865

Compensation to Dealers    $11,034      $16,778        $26,026        $4,611

Compensation to Sales
Personnel                  $50,337      $64,367        $67,717        $29,452

Interest, Carrying or
Other Financing Charges    $0           $0             $0             $0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related expenses
incurred by the marketing
personnel conducting
seminars)                  $12,453      $19,450        $28,181        $5,089

Totals                     $87,817      $122,580       $154,663       $45,026


                                          Alliance-                  Alliance-
                           Alliance-      Bernstein                  Bernstein
                           Bernstein      Small/       Alliance-     U.S. Large
                           International  Mid Cap      Bernstein     Cap Blended
                           Value          Value        Value         Style
Category of Expense        Portfolio      Portfolio    Portfolio     Portfolio
-------------------        ---------      ---------    ---------     ---------

Advertising/Marketing      $332           $158         $146          $57

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders       $0             $0           $0            $0

Compensation to
Underwriters               $159,630       $84,006      $78,768       $61,487

Compensation to Dealers    $121,963       $67,726      $65,382       $50,103

Compensation to Sales
Personnel                  $1,529,600     $539,084     $536,957      $139,385
Interest, Carrying or
Other Financing Charges    $0             $0           $0            $0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related expenses
incurred by the marketing
personnel conducting
seminars)                  $138,760       $71,757      $65,978       $52,197

Totals                     $1,950,285     $762,731     $747,231      $303,229


                           Alliance-      Alliance-    Alliance-
                           Bernstein      Bernstein    Bernstein
                           Wealth         Balanced     Global
                           Appreciation   Wealth       Research
                           Strategy       Strategy     Growth
Category of Expense        Portfolio      Portfolio    Portfolio
-------------------        ---------      ---------    ---------

Advertising/Marketing      $13            $14          $21

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders       $0             $0           $0

Compensation to
Underwriters               $21,210        $21,781      $3,398

Compensation to Dealers    $21,317        $21,860      $1,006

Compensation to Sales
Personnel                  $44,197        $67,834      $2,582

Interest, Carrying or
Other Financing Charges    $0             $0           $0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related expenses
incurred by the marketing
personnel conducting
seminars)                  $15,053        $15,408      $2,854

Totals                     $101,790       $126,897     $9,861


--------------------------------------------------------------------------------

                        PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Portfolios' Prospectuses under the heading "Investing in the Portfolios."

          Shares of each Portfolio are offered at NAV on a continuous basis to the separate accounts of the Insurers without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

          The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

          The Fund's Board of Directors has adopted polices and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that might disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject or cancel, without any notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading attributable to one or more Contractholders and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

          Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage").

          Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Portfolios that may be adversely affected by price arbitrage include, in particular, those Portfolios that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

          Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Fund, through its agents, the Principal Underwriter and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurers' omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, the Principal Underwriter or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolios. The Fund will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.

          Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, the Principal Underwriter or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, the Principal Underwriter and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, the Principal Underwriter and ABIS consider the information actually available to them at the time.

          Contractholders should be aware that, even if the Fund, the Principal Underwriter or ABIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short-term trading, the terms and conditions of the relevant contract may limit the ability of the Fund, the Principal Underwriter or ABIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short-term trading.

REDEMPTION OF SHARES

          An insurance company separate account may redeem all or any portion of the shares in its account at any time at the NAV next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of NAV that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

          The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolios. For information regarding how to redeem shares in the Portfolios, please see your insurance company's separate account prospectus.

          The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

PAYMENTS TO FINANCIAL INTERMEDIARIES

          Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any 12b-1 fee that you or the Portfolios may pay.

          In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

          Insurers or your financial intermediary receives compensation from the Portfolios, the Principal Underwriter and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    12b-1 fees;

     o    defrayal of costs for educational seminars and training;

     o    additional distribution support; and

     o payments related to providing Contractholder record-keeping and/or administrative services

          Please read your Portfolio's Prospectus carefully for information on this compensation.

          The Principal Underwriter and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

          Other Payments for Educational Support and Distribution Assistance. In addition to the fees described above, the Principal Underwriter, at its expense, currently provides additional payments to the Insurers. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2006, the Principal Underwriter's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $150,000. In 2005, the Principal Underwriter paid additional payments of approximately $125,000 for the Portfolios.

          If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

          Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, the Adviser, the Principal Underwriter and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

          The Principal Underwriter anticipates that the Insurers that will receive additional payments for educational support include:

          AIG SunAmerica
          Allstate Financial
          Smith Barney Citigroup
          Lincoln Financial Group
          Merrill Lynch

          The Principal Underwriter may also make additional payments for distribution services to AIG SunAmerica for payments it makes to distributors of AIG SunAmerica's Ovation Products, including Citigroup Global Markets.

          Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          For all of the Portfolios, with the exception of AllianceBernstein Money Market Portfolio, the NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's NAV is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolios may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolios to calculate their NAVs may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the assets of the Portfolios to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

          Each Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Portfolio's NAV, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act (the "18f-3 Plan").

          The AllianceBernstein Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Portfolio calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a NAV per share of the Portfolio by using available market quotations or equivalents. The NAV of the shares of the Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m. Eastern time).

          The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the 18f-3 Plan.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and of placing of orders for portfolio securities for the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Exchange Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

          The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the AllianceBernstein U.S. Government/High-Grade Securities Portfolio and the AllianceBernstein Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., each an affiliate of the Adviser and the Fund's distributor, for which SCB & Co. may receive a portion of the brokerage commission. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

                                                                     BROKERAGE
                                FISCAL          AGGREGATE            COMMISSION
                                YEAR ENDED      BROKERAGE            PAID TO
PORTFOLIO                       DECEMBER 31     COMMISSION PAID      SCB & CO.
---------                       -----------     ---------------      ---------

AllianceBernstein
   Growth Portfolio

                                2003            $  300,559           $   1,240
                                2004            $  406,802           $   5,956
                                2005            $  278,647           $     207

AllianceBernstein
   Growth and Income
   Portfolio

                                2003            $3,904,261           $ 260,705
                                2004            $3,213,606           $ 318,467
                                2005            $3,874,322           $ 437,638

AllianceBernstein
   Global Bond Portfolio

                                2003            $        0           $       0
                                2004            $        0           $       0
                                2005            $        0           $       0

AllianceBernstein
   Global Dollar
   Government Portfolio

                                2003            $        0           $       0
                                2004            $        0           $       0
                                2005            $        0           $       0

AllianceBernstein
   High Yield Portfolio

                                2003            $        0           $       0
                                2004            $      292           $       0
                                2005            $       63           $       0

AllianceBernstein
   International Research
   Growth Portfolio

                                2003            $  164,709           $       0
                                2004            $  300,831           $       0
                                2005            $  286,001           $       0

AllianceBernstein
   Money Market Portfolio

                                2003            $        0           $       0
                                2004            $        0           $       0
                                2005            $        0           $       0

AllianceBernstein Americas
   Government Income
   Portfolio

                                2003            $        0           $       0
                                2004            $        0           $       0
                                2005            $    3,696           $       0

AllianceBernstein Large
   Cap Growth Portfolio

                                2003            $4,045,107           $ 188,480
                                2004            $2,982,600           $ 216,322
                                2005            $1,203,563           $  29,959

AllianceBernstein Small
   Cap Growth Portfolio

                                2003            $  433,127           $       0
                                2004            $  261,803           $   2,077
                                2005            $  221,770           $       0
AllianceBernstein Real
   Estate Investment
   Portfolio

                                2003            $  101,093           $       0
                                2004            $  134,533           $  39,150
                                2005            $   85,737           $  29,582

AllianceBernstein Global
   Technology Portfolio

                                2003            $1,053,536           $  30,500
                                2004            $1,210,680           $  59,578
                                2005            $  762,452           $  27,598

AllianceBernstein Balanced
   Shares Portfolio

                                2003            $  141,292           $       0
                                2004            $  103,358           $       0
                                2005            $  155,724           $       0

AllianceBernstein
   U.S. Government/High
   Grade Securities Portfolio

                                2003            $        0           $       0
                                2004            $        0           $       0
                                2005            $        0           $       0

AllianceBernstein
   Utility Income Portfolio

                                2003            $  148,510           $   6,140
                                2004            $   73,466           $       0
                                2005            $   84,437           $   6,691

AllianceBernstein International
   Growth Portfolio

                                2003            $   74,728           $       0
                                2004            $  141,472           $       0
                                2005            $  191,068           $       0

AllianceBernstein Small/Mid
   Cap Value Portfolio

                                2003            $  201,066           $ 114,816
                                2004            $  275,109           $ 147,309
                                2005            $  222,960           $  63,134

AllianceBernstein Value
   Portfolio

                                2003            $  139,185           $  87,949
                                2004            $  144,391           $  92,625
                                2005            $   75,013           $  39,393

AllianceBernstein International
   Value Portfolio

                                2003            $  162,924           $  16,922
                                2004            $  540,696           $  62,440
                                2005            $1,473,388           $  61,791

AllianceBernstein U.S. Large
   Cap Blended Style Portfolio
                                2003            $   11,112           $   5,579
                                2004            $   24,752           $  12,851
                                2005            $   16,256           $   3,991

AllianceBernstein Wealth
   Appreciation Strategy
   Portfolio
                                2004            $   25,508           $   3,257
                                2005            $   60,214           $   3,878

AllianceBernstein Balanced
   Wealth Strategy Portfolio
                                2004            $   27,708           $   4,915
                                2005            $   78,223           $   4,129

AllianceBernstein Global
   Research Growth Portfolio
                                2005            $   15,307           $       0

          During the most recent fiscal year, the percentage of the aggregate brokerage commission, stated above, paid by each Portfolio to SCB & Co. and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions through SCB & Co. was as follows:

                                                          % of Aggregate
                                                          Dollar Amount
                                     % of Aggregate       of Transactions
                                     Brokerage            Involving the
                                     Commission           Payment of Commissions
Portfolio                            Paid to SCB & Co.    Through SCB & Co.
---------                            -----------------    -----------------

AllianceBernstein
     Growth Portfolio                     0%                     0%
AllianceBernstein
     Growth and Income Portfolio         11%                    10%
AllianceBernstein
     Global Bond Portfolio                0%                     0%
AllianceBernstein Global
     Dollar Government Portfolio          0%                     0%
AllianceBernstein
     High Yield Portfolio                 0%                     0%
AllianceBernstein
     International Research
     Growth Portfolio                     0%                     0%
AllianceBernstein
     Money Market Portfolio               0%                     0%
AllianceBernstein
     Americas Government
     Income Portfolio                     0%                     0%
AllianceBernstein Large Cap
     Growth Portfolio                     2%                     2%
AllianceBernstein Small Cap
     Growth Portfolio                     0%                     0%
AllianceBernstein
     Real Estate Investment
     Portfolio                           35%                    27%
AllianceBernstein
     Global Technology Portfolio          4%                     2%
AllianceBernstein
     Balanced Shares Portfolio            0%                     0%
AllianceBernstein
     U.S. Government/High
     Grade Securities Portfolio           0%                     0%
AllianceBernstein
     Utility Income Portfolio             0%                     0%
AllianceBernstein
     International Growth Portfolio       8%                     7%
AllianceBernstein
     Small/Mid Cap Value Portfolio       28%                    30%
AllianceBernstein Value
     Portfolio                           53%                    57%
AllianceBernstein
     International Value Portfolio        4%                     3%
AllianceBernstein U.S. Large
     Cap Blended Style Portfolio         25%                    15%
AllianceBernstein Wealth
     Appreciation Strategy
     Portfolio                            6%                     6%
AllianceBernstein Balanced Wealth
     Strategy Portfolio                   5%                     3%
AllianceBernstein Global Research
     Growth Portfolio                     0%                     0%

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

          The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Mutual Fund Compliance Director must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Directors determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and RR Donnelley Financial and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios;
(iv) Institutional Shareholder Services, Inc. for proxy voting services; and
(v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

          Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

          Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

          For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

CAPITALIZATION

          The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003. Each Portfolio's name was changed on May 1, 2003. Prior thereto, the Portfolios were known as: Alliance Money Market Portfolio, Alliance Premier Growth Portfolio, Alliance Growth and Income Portfolio, Alliance U.S. Government/High Grade Securities Portfolio, Alliance High Yield Portfolio, Alliance Balanced Shares Portfolio, Alliance International Research Growth Portfolio, Alliance Global Bond Portfolio, Alliance Americas Government Income Portfolio, Alliance Global Dollar Government Portfolio, Alliance Utility Income Portfolio, Alliance Growth Portfolio, Alliance International Growth Portfolio, Alliance Technology Portfolio, Alliance Quasar Portfolio and Alliance Real Estate Investment Portfolio. The AllianceBernstein Quasar Portfolio's name was changed again on May 3, 2004 to the AllianceBernstein Small Cap Growth Portfolio. On May 2, 2005, the AllianceBernstein Premier Growth Portfolio's name was changed to the AllianceBernstein Large Cap Growth Portfolio, the AllianceBernstein Technology Portfolio's name was changed to the AllianceBernstein Global Technology Portfolio and the AllianceBernstein Small Cap Value Portfolio's name was changed to the AllianceBernstein Small/Mid Cap Value Portfolio. On February 1, 2006, the AllianceBernstein Total Return Portfolio's name was changed to AllianceBernstein Balanced Shares Portfolio, the AllianceBernstein International Portfolio's name was changed to AllianceBernstein International Research Growth Portfolio and the AllianceBernstein Worldwide Privatization Portfolio's name was changed to AllianceBernstein International Growth Portfolio.

          The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

          Pursuant to an order received from the Securities and Exchange Commission, the Fund maintains participation agreements with insurance company separate accounts that obligate the insurance companies to pass any proxy solicitations through to underlying contractholders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contractholders, it is obligated to vote the shares that correspond to such contractholders in the same proportion as instructions received from all other applicable contractholders.

          All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

          If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolios would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

          The outstanding voting shares of each outstanding Portfolio of the Fund as of March 31, 2006 consisted of the following numbers of Class A common stock and Class B common stock, respectively: AllianceBernstein Money Market Portfolio, 31,950,000 and 23,518,624; AllianceBernstein Large Cap Growth Portfolio, 21,787,551 and 23,150,808; AllianceBernstein Growth and Income Portfolio, 22,091,059 and 81,860,085; AllianceBernstein U.S. Government/High Grade Securities Portfolio, 6,686,653 and 2,043,532; AllianceBernstein High Yield Portfolio, 4,469,399 and 1,486,276; AllianceBernstein Balanced Shares Portfolio, 8,762,389 and 2,306,771; AllianceBernstein International Research Growth Portfolio, 3,547,508 and 600,620; AllianceBernstein Global Bond Portfolio, 3,983,487 and 1,148,567; AllianceBernstein Americas Government Income Portfolio, 3,348,010 and 922,980; AllianceBernstein Global Dollar Government Portfolio, 1,605,218 and 380,296; AllianceBernstein Utility Income Portfolio, 2,726,636 and 559,499; AllianceBernstein Growth Portfolio, 5,671,477 and 8,175,524; AllianceBernstein International Growth Portfolio, 2,692,085 and 1,161,726; AllianceBernstein Global Technology Portfolio, 6,009,383 and 9,861,934; AllianceBernstein Small Cap Growth Portfolio, 3,901,919 and 1,937,966; AllianceBernstein Real Estate Investment Portfolio, 3,263,014 and 1,216,175; AllianceBernstein International Value Portfolio, 3,400,870 and 51,941,038; AllianceBernstein Small/Mid Cap Value Portfolio, 7,881,855 and 11,558,833; AllianceBernstein Value Portfolio, 32,659 and 16,312,965; AllianceBernstein U.S. Large Cap Blended Style Portfolio, 803 and 1,234,199; AllianceBernstein Wealth Appreciation Strategy Portfolio, 554,644 and 2,221,262; and AllianceBernstein Balanced Wealth Strategy Portfolio, 855,997 and 6,352,618. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding Class A shares of the Fund's Portfolios as of March 31, 2006.

CLASS A SHARES
--------------
                                                                                 NUMBER OF             % OF
                                                                                 CLASS A              CLASS A
PORTFOLIO                      NAME AND ADDRESS                                   SHARES               SHARES
---------                      ----------------                                   ------               ------
AllianceBernstein              AIG Life Insurance Company ("AIG")
Money Market                   Attn: Ed Bacon
                               600 N. King Street
                               Wilmington, DE 19801-3722                        20,845,067              65.23%

                               American International Life Insurance
                               Company of New York ("American")
                               Attn: Ed Bacon
                               2727 A-Allen Parkway
                               Houston, TX 77019-2115                           2,420,691               7.58%

                               Fortis Benefits ("Fortis")
                               Attn:  Bruce Fiedler
                               P.O. Box 64284
                               St. Paul, MN 55164-0284                          6,964,115               21.79%

AllianceBernstein Large
Cap Growth                     AIG                                              4,932,886               22.70%

                               Keyport Life Insurance Co.
                               ("Keyport")
                               Attn: James Joseph
                               P.O. Box 9133
                               Wellesley Hills, MA 02481-9133                   1,263,929               5.82%

                               Merrill Lynch, Pierce, Fenner
                               & Smith, Inc. ("Merrill Lynch")
                               For the Sole Benefit of Its Customers
                               4800 Deer Lake Dr., E.
                               Jacksonville, FL 32246-6484                      11,072,195              50.95%

                               Allmerica Financial Life Insurance &
                               Annuity Company ("Allmerica")
                               440 Lincoln Street
                               Worcester, MA  01653-0002                        1,177,582               5.42%

AllianceBernstein Growth
and Income                     AIG                                              7,713,961               37.03%

                               Lincoln Life Variable Annuity
                               ("Lincoln Life")
                               1300 S. Clinton Street
                               Fort Wayne, IN 46802-3506                        4,388,697               21.07%

                               Merrill Lynch                                    1,240,180               5.95%

                               ING Life Insurance and
                               Annuity Company ("ING")
                               151 Farmington Avenue #TN41
                               Hartford, CT 06156-0001                          2,552,973               12.26%

AllianceBernstein U.S.
Government/
High Grade                     AIG                                              5,612,815               84.00%

                               American                                          719,984                10.78%

AllianceBernstein High Yield
                               AIG                                              3,912,616               87.48%

                               American                                          376,794                8.42%

AllianceBernstein Balanced
Shares                         AIG                                              7,682,089               87.75%

                               American                                          566,535                6.47%

AllianceBernstein
International Research Growth  AIG                                              2,788,406               78.74%

                               American                                          316,943                8.95%

AllianceBernstein Global Bond
                               AIG                                              1,284,814               32.19%

                               National Union Fire
                               Insurance Company of
                               Pittsburg PA
                               Attn:  Bill Tucker
                               80 Pine Street Fl. 39
                               New York, NY 10005-1704                          1,047,567               26.24%

                               Keyport                                          1,036,212               25.96%

AllianceBernstein Americas
Government Income
                               AIG                                              2,931,311               87.40%

                               American                                          310,604                9.26%

AllianceBernstein Global
Dollar Government
                               AIG                                              1,372,871               86.63%

                               American                                          154,307                9.74%

AllianceBernstein
Utility Income                 AIG                                              2,039,996               74.94%

                               American                                          194,730                7.15%

                               Great West Life & Annuity
                               Insurance Company ("Great West")
                               8515 E. Orchard Road
                               Greenwood Village, CO  80111-5002                 172,965                6.35%

                               Great West Life & Annuity Insurance
                               Company
                               ("Great West/Schwab")
                               FBO Schwab Annuities
                               8515 E. Orchard Rd.
                               Englewood, CO  80111-5002                         198,798                7.30%

AllianceBernstein Growth
                               AIG                                              3,873,922               68.31%

                               American                                          717,557                12.65%

AllianceBernstein
International Growth
                               AIG                                              1,640,563               60.99%

                               American                                          206,015                7.66%

                               Great West                                        275,703                10.25%

                               Great West/Schwab                                 449,014                16.69%

AllianceBernstein Global
Technology                     AIG                                              3,192,772               53.17%

                               American                                          628,514                10.47%

                               Lincoln Life                                     1,515,553               25.24%

                               Merrill Lynch                                     327,893                5.46%

AllianceBernstein Small Cap
Growth                         AIG                                              3,161,513               81.48%

                               American                                          407,556                10.50%

AllianceBernstein
Real Estate                    AIG                                              2,057,384               63.23%

                               American                                          218,123                6.70%

                               Great West /Schwab                                767,428                23.58%

AllianceBernstein
International Value            AIG                                              2,183,167               64.30%

                               Nationwide Insurance Co. ("Nationwide")
                               C/O IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH 43218-2029                           961,855                28.33%

AllianceBernstein
Small/Mid Cap Value            Lincoln Life                                     2,903,487               37.02%

                               AIG                                              3,175,673               40.49%

                               Merrill Lynch                                     865,683                11.04%

AllianceBernstein
Value                          Merrill Lynch                                      32,658               100.00%

AllianceBernstein U.S. Large   AllianceBernstein L.P.
Cap Blended Style              ("AllianceBernstein")
                               Attn:  Controller
                               1345 Avenue of the Americas
                               New York, New York  10105-0302                      803                 100.00%

AllianceBernstein Wealth
Appreciation Strategy          AllianceBernstein                                 554,644               100.00%

AllianceBernstein Balanced
Wealth Strategy                AllianceBernstein                                 855,997               100.00%

AllianceBernstein Global
Research Growth                AllianceBernstein                                  10,000               100.00%

CLASS B SHARES
--------------
                                                                                NUMBER OF               % OF
                                                                                CLASS B                 CLASS B
PORTFOLIO                      NAME AND ADDRESS                                 SHARES                  SHARES
---------                      ----------------                                 ------                  ------
Alliance Bernstein
Money Market                   American                                         2,216,400               9.32%

                               AIG                                              14,837,343              62.36%

                               Anchor National Life Insurance Co.
                               ("Anchor National")
                               Attn:  Variable Annuity Accounting
                               21650 Oxnard St. MSC 6-7
                               Woodland Hills, CA  91367-4901                   6,392,635               26.87%

AllianceBernstein Large
Cap Growth                     AIG                                              2,721,646               11.76%

                               Allmerica                                        3,506,296               15.15%

                               Travelers Insurance Company
                               ("Travelers Insurance")
                               1 Tower Square
                               Attn:  Shareholder Accounting
                               Hartford, CT  06183-0001                         1,900,248               8.21%

                               Allstate Life Insurance Company
                               ("Allstate")
                               N. Plaza 2775 Sanders Road
                               Northbrook, IL 60062                             1,806,272               7.80%

                               Lincoln Life                                     1,386,166               5.99%

                               GE Life and Annuity
                               Assurance Company ("GE Life")
                               6610 W. Broad St.
                               Richmond, VA  23230-1702                         1,348,678               5.83%

                               Travelers Life & Annuity Company
                               ("Travelers Life")
                               1 Tower Square
                               Attn:  Shareholder Accounting
                               Hartford, CT  06183-0001                         1,824,605               7.88%
AllianceBernstein Growth
and Income
                               Lincoln Life                                     8,725,515               10.67%

                               Allmerica                                        6,582,701               8.05%

                               AIG                                              6,968,804               8.52%

                               IDS Life Insurance Corporation ("IDS
                               Corp.")
                               1438 AXP Financial Ctr.
                               Minneapolis, MN  55474-0014                      18,701,997              22.87%

                               GE Life                                          7,262,191               8.88%

                               Allstate                                         8,011,592               9.80%

                               Travelers Insurance                              5,080,641               6.21%

AllianceBernstein U.S.
Government/High Grade          AIG                                               252,958                12.35%

                               Anchor National                                  1,471,136               71.84%

                               American Enterprise Life
                               Insurance Co. ("American Enterprise")
                               Minneapolis, MN  55474                            304,120                14.85%

AllianceBernstein High Yield
                               Anchor National                                  1,486,365               99.80%

AllianceBernstein Balanced
Shares                         Anchor National                                  2,119,777               91.64%


AllianceBernstein
International Research Growth  Keyport                                            45,549                7.61%

                               Anchor National                                   551,437                92.09%

AllianceBernstein Global Bond
                               Keyport                                           369,398                32.07%

                               Hartford Life Separate Account
                               ("Hartford Separate Account")
                               200 Hopmeadow Street
                               PO Box 2999
                               Hartford, CT  06104-2999                          176,984                15.37%

                               Anchor National                                   538,441                46.75%

AllianceBernstein Americas
Government Income              Anchor National                                   919,709                99.46%

AllianceBernstein Global
Dollar Government              Anchor National                                   373,337                98.49%

AllianceBernstein Utility
Income                         Anchor National                                   361,342                64.16%

                               Allstate                                          194,944                34.61%

AllianceBernstein Growth       AIG                                              2,592,442               31.69%

                               Lincoln Life                                      596,366                7.29%

                               Allstate                                         3,276,310               40.05%

                               Anchor National                                   850,160                10.39%

AllianceBernstein
International Growth           Keyport                                           233,689                20.21%

                               SunLife Financial Futurity Retirement
                               Products & Services ("SunLife")
                               P.O. Box 9134
                               Wellesley Hills, MA 02481-9134                    509,106                44.02%

                               Anchor National                                   337,897                29.22%

AllianceBernstein Global
Technology                     AIG                                              1,386,664               14.04%

                               Keyport                                           842,416                8.35%

                               Lincoln Life                                     3,295,341               33.38%

                               Allmerica                                         695,086                7.04%

                               IDS Life Insurance Co. ("IDS Co.")
                               222 AXP Financial Center
                               Minneapolis, MN  55474-0014                       819,348                8.30%

AllianceBernstein Small Cap
Growth                         GE Life                                           671,365                34.73%

                               SunLife                                           281,223                14.55%

                               Anchor National                                   950,202                49.16%

AllianceBernstein Real
Estate Investment

                               Anchor National                                   509,584                41.83%

                               Guardian Ins & Annuity Co. Inc.
                               ("Guardian")
                               3900 Burgess Place
                               Bethlehem, PA  18017-9097                         697,816                57.28%

AllianceBernstein
International Value            IDS Corp.                                        34,256,928              65.92%

                               American Enterprise                              3,902,615               7.51%

                               Hartford Life and Annuity
                               ("Hartford Life")
                               200 Hopmeadow Street
                               PO Box 2999
                               Hartford, CT  06104-2999                         5,284,601               10.17%

AllianceBernstein Small/Mid
Cap Value                      Lincoln Life                                     3,475,551               30.08%

                               Allstate                                         2,535,140               21.94%

                               Allmerica                                        1,219,789               10.56%

                               Anchor National                                  1,375,403               11.90%

                               Hartford Life                                     618,609                5.35%

                               Nationwide Insurance Co. NWVA7
                               ("Nationwide VA7")
                               c/o IPO Portfolio Accounting
                               PO Box 18209
                               Columbus, OH  43218-2029                          767,026                6.64%

AllianceBernstein Value        Anchor National                                  2,095,086               12.90%

                               AIG                                              5,373,191               33.09%

                               Allmerica                                         905,791                5.58%

                               Hartford Life                                    3,886,512               23.93%

                               Hartford Separate Account                        1,803,140               11.10%

AllianceBernstein U.S. Large
Cap Blended Style              AIG                                               190,060                15.41%

                               Anchor National                                  1,036,175               84.02%

AllianceBernstein Wealth
Appreciation Strategy          Anchor National                                  2,205,400               99.29%

AllianceBernstein Balanced
Wealth Strategy                Anchor National                                  3,820,676               60.11%

                               Hartford Life                                    1,727,594               27.18%

                               Hartford Separate Account                         787,308                12.39%

Alliance Bernstein Global
Research Growth                Hartford Life                                     126,947                18.92%

                               Hartford Separate Account                          49,447                7.37%

                               AllianceBernstein                                 490,000                73.04%


CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix C.

          Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

CUSTODIAN

          The Bank of New York, 1 Wall Street, New York, New York 10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

          AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter.

COUNSEL

          Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

--------------------------------------------------------------------------------

                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Variable Products Series Fund, Inc. for the fiscal year ended December 31, 2005 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed with the Commission on Form N-CSR on March 8, 2006. It is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:

       DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

--------------------------------------------------------------------------------

          FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

          MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

          FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

          GNMA CERTIFICATES--are mortgage-backed securities that represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

          FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

          FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

          FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

          STUDENT LOAN MARKETING ASSOCIATION (SALLIE MAE) NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association.

          Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which certain Portfolios of the Fund intend to invest, Portfolios may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

--------------------------------------------------------------------------------

                                   APPENDIX B:

                          ADDITIONAL INFORMATION ABOUT
                            CANADA, MEXICO AND BRAZIL

--------------------------------------------------------------------------------

          The information in this section is based on material obtained by the Fund from various Canadian, Mexican and Brazilian governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Canada, Mexico or Brazil, their economies or the consequences of investing in Canadian Government, Mexican Government or Brazilian Government Securities.


--------------------------------------------------------------------------------

                       ADDITIONAL INFORMATION ABOUT CANADA

--------------------------------------------------------------------------------

Territory and Population
------------------------

          Canada is the second largest country in the world in terms of land mass with an area of 9.09 million square kilometers (3.51 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and three territories (the Northwest Territories, the Nunavut Territory and the Yukon Territory). Its population is approximately 31 million.

Government
----------

          Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

          Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics
--------

          For more than 60 years prior to 2006, the federal government was formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons, ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. A new political party, the Canadian Reform Conservative Alliance (the "Canadian Alliance") was formed in March 2000 to launch a more credible challenge to the Liberal Party. In the general election held on November 27, 2000, however, the Liberal Party won a third-straight parliamentary majority and gained 17 seats in the House of Commons. Subsequent to the 2000 election, the Liberal Party suffered several setbacks that damaged its credibility. These included allegations of cronyism and corruption, surprising by-election losses in May 2002 and internal challenges for party leadership. In August 2002, Mr. Chretien announced that he would not seek a fourth term as Prime Minister and would leave office in February 2004. On November 14, 2003, at the 2003 Leadership and Biennial Convention, the Liberal Party chose Paul Martin, the former Finance Minister, to succeed Mr. Chretien. The next general election, which was required to occur by November 2005, took place on June 28, 2004. The Liberal Party won, but failed to attain a majority in the House of Commons, having won only 135 seats, well short of the 155 seats needed for a majority. Soon thereafter, on January 23, 2006, another general election was held. This time, the Conservative Party (the party formed in 2003 by the merger of the Progressive Conservative Party and the Canadian Alliance) won the most seats, ending almost 13 years of Liberal Party rule. The Conservative Party now holds 125 seats, not enough for a majority, the Liberal Party holds 102 seats and the Bloc Quebecois holds 51 seats. The new Prime Minister is Stephen Harper. The next general election is required to occur by January 2011.

          Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

          The third major development is the continuing possibility of Quebec's independence. Upon gaining power in 1994, the Quebec separatist party, Parti Quebecois ("PQ"), called for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. The PQ, under the leadership of Lucien Bouchard, was re-elected in the provincial election held on November 30, 1998, winning 75 of the 125 seats. However, the party's share of the popular vote dropped 2% from the 1994 election to 43%. The Parti Liberal won 48 seats. Mr. Bouchard, acknowledging that he had failed to rekindle the fervor for secession, resigned his post in January 2001. It is unclear whether a second referendum will be held. The PQ previously indicated it would do so if it were re-elected, but only if the referendum would stand a strong chance of success. Given current opinion polls, it is believed unlikely that a referendum would have a strong chance of success. Recent polls indicate that support for secession stands at about 40%. Furthermore, the PQ fared poorly in the June 2002 provincial elections. In August 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession. While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the court also indicated that the federal government would have to negotiate a separation if a clear majority of Quebec voters vote for it. Legislation to establish the negotiating terms for Quebec's secession was approved in March 2000. The so-called "clarity bill" requires the support of a "clear majority" of Quebec's residents before such negotiations could occur. Although it is expected that Quebec's position within Canada will continue to be a matter of political debate, the separatist movement is considered to be dormant at this time. Nonetheless, the Bloc Quebecois ("BQ"), a separatist party that is allied with the PQ, won more than two-thirds of the seats in Quebec in the June 2004 national elections. Although the leader of the BQ stressed that Quebec sovereignty was not the main issue, the leader of the PQ said that a vote for the BQ would give a boost to the separatist movement. In the following general election (January 23, 2006), the BQ lost three seats.


Money and Banking
-----------------

          The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade
-----

          Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. In 2004, the United States accounted for 84.9% of Canada's exports and 64.4% of its imports. The Free-Trade Agreement, which took effect in 1989, was a major factor in the growth of bilateral trade between Canada and the United States. The Free-Trade Agreement was superseded by the North American Free Trade Agreement ("NAFTA"), which took effect on December 30, 1993. In July 1997 a free-trade accord between Canada and Chile also took effect. Similar trade liberalization accords were signed with Israel (1997) and Costa Rica (2001). Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully implemented, NAFTA is designed to create a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, a forum of democratically elected leaders of 34 nations across the Americas (including Canada) organized to discuss economic, social and political matters of common interest, an agreement was signed to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere, known as the Free Trade Area of the Americas ("FTAA"). A subsequent Summit of the Americas took place in April 2001 and resulted in a commitment by the participating heads of state to negotiate the establishment of the FTAA by 2005. That goal has not been met and negotiations are at an impasse.

          Given the relatively small size of Canada's domestic market, external trade has always been an important factor in the growth of the Canadian economy. In 2004, exports accounted for 38% of GDP and supported an estimated one-third of all Canadian jobs. Since the 1980s Canada has recorded growing merchandise trade surpluses. A significant contributor to Canada's export growth in recent years has been manufactured goods, which reflects the increased integration of the Canadian and U.S. economies, cost advantages associated with a generally weak currency and government-financed healthcare, and well-trained workers and managers. Energy exports have surged as well. Canada's overall trade surplus in 2004 was US$50.8 billion, compared to US$41.5 billion in 2003.

Economic Information Regarding Canada
-------------------------------------

          Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The relatively low level of economic activity during this period reduced the growth of tax receipts, which resulted in an increase of the already high levels of government debt.

          The deterioration in the government's fiscal position was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively, of gross domestic product ("GDP"). On October 24, 1998, the government announced that there was a budget surplus of C$3.5 billion for the 1997-98 fiscal year, the first time in 28 years the government had recorded a budget surplus. Seven consecutive years of budget surpluses thereafter have allowed the government to repay over C$60 billion of its outstanding debt, reducing the ratio of federal debt to GDP to an estimated 35% at the end of the 2004-05 fiscal year, the lowest in the Group of Seven industrialized countries (Canada, France, Germany, Italy, Japan, the U.S. and the U.K.), compared to 70.9% in 1996. In light of Canada's healthy fiscal position, Moody's announced in May 2002 that it was restoring Canada's triple-A credit rating, which it had lost in 1994. Currently, the federal deficit is approximately C$500 billion and debt servicing is the largest single budgetary cost. Although debt reduction is still a high priority, fiscal surpluses in the next few years are likely to be smaller than in the past few years. This is the result of increased federal spending and substantial transfers to the provincial government. Additionally, the government has proposed tax cuts.

          In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990 through 1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets. As a result, the financial position of the provincial governments has improved markedly. While only three of the ten provinces (Alberta, Manitoba and New Brunswick) are currently in surplus, there are signs of continuing improvement elsewhere, the result of higher transfers from the federal government, higher tax revenues and low interest rates. The western provinces, especially Alberta, have benefited from higher energy prices. Alberta has retired its entire debt and recently paid a C$400 "prosperity bonus" to every one of its 3.2 million residents. One of the difficulties facing the provincial governments has been the practice of the federal government of shifting a number of responsibilities, particularly those associated with social welfare, down to the provincial level. At the same time, some provincial governments have shifted some of their financial responsibilities to municipal governments, resulting in fiscal pressures on many Canadian cities, which generally do not have the kind of taxing authority that U.S. cities have.

          Canada's real GDP growth rate was 1.8%, 3.1%, 2.0%, 2.9% and an estimated 2.8% in 2001, 2002, 2003, 2004 and 2005, respectively. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports.

          During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. In 2001, 2002, 2003, 2004 and 2005, the average exchange rate between the Canadian Dollar and the U.S. Dollar was .646, .637, .714, .768 and ..825, respectively. In June 1997, with a real GDP growth rate of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate (then the Bank of Canada's official rate) for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate has been raised and lowered numerous times since then in response to economic developments. In 2001, concerns about the extent of the slowing U.S. economy and its impact on North American equity markets resulted in the lowering of the Bank Rate on several occasions, eventually to 2.00% on January 15, 2002, the lowest level in 40 years. On March 20, 2006, the Target for the Overnight Rate, which is the midpoint of the Bank of Canada's operating band for overnight financing and currently the Bank of Canada's official rate, stood at 3.75%.

Statistical and Related Information Concerning Canada
-----------------------------------------------------

          The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

          CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

          The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

          The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Canadian Dollar as certified for customs purposes by the Federal Reserve Bank of New York:

                                                      Buying
                                                     Rate in
                                                   U.S. Dollars
                                                   ------------

        1995....................................       0.73
        1996....................................       0.73
        1997....................................       0.72
        1998....................................       0.67
        1999....................................       0.67
        2000....................................       0.67
        2001....................................       0.65
        2002....................................       0.64
        2003....................................       0.71
        2004....................................       0.77
        2005....................................       0.83

Source:  Federal Reserve Statistical Releases.

          INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1995 through 2005.


                                                   National ConsumerPrice
                                                           Index
                                                         (Percent)
                                                         ---------

        1995.......................................        2.2
        1996.......................................        1.6
        1997.......................................        1.6
        1998.......................................        0.9
        1999.......................................        1.7
        2000.......................................        2.7
        2001.......................................        2.5
        2002.......................................        2.2
        2003.......................................        2.8
        2004.......................................        1.8
        2005.......................................        2.3

Source:  Statistics Canada; Bank of Canada Weekly Statistics.

          CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1997 through 2005, at current and chained 1997 prices.

                                                             Change
                      Gross         Gross Domestic           from Prior Year
                      Domestic      Product at Chained       at Chained
                      Product       1997 Prices              1997 Prices
                      -------       -----------              -----------
                    (millions of Canadian Dollars)             (Percent)

1997                    877,900        885,022                   4.2
1998                    915,000        918,900                   4.1
1999                    982,400        969,800                   5.5
2000                  1,076,577      1,020,488                   5.2
2001                  1,108,048      1,038,702                   1.8
2002                  1,154,204      1,070,789                   3.1
2003                  1,216,191      1,092,388                   2.0
2004                  1,290,185      1,124,428                   2.9
2005 (estimated)      1,368,726      1,157,446                   2.8

Source:    Statistics Canada.

          YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS. The following table sets forth the yields on 3-month and 6-month Government of Canada Treasury bills and 5-year and 10-year Canada Benchmark Bonds from January 2001 through December 2005.

                   Treasury Bills                      Benchmark Bonds
2001         3 Months           6 Months        5 Years                10 Years
----         --------           --------        -------                --------

January        5.14                5.05            5.14                 5.39
February       4.80                4.74            5.09                 5.36
March          4.60                4.58            5.03                 5.41
April          4.41                4.36            5.23                 5.66
May            4.40                4.45            5.61                 5.96
June           4.24                4.29            5.39                 5.73
July           4.03                4.06            5.36                 5.76
August         3.81                3.84            4.93                 5.36
September      3.05                2.96            4.62                 5.32
October        2.34                2.26            4.08                 4.86
November       2.07                2.13            4.68                 5.36
December       1.95                1.95            4.69                 5.44

                   Treasury Bills                      Benchmark Bonds
2002         3 Months           6 Months        5 Years                10 Years
----         --------           --------        -------                --------

January        1.96                2.11            4.71                 5.42
February       2.05                2.19            4.58                 5.31
March          2.30                2.68            5.28                 5.79
April          2.37                2.68            5.05                 5.64
May            2.60                2.87            4.90                 5.49
June           2.70                2.87            4.67                 5.37
July           2.81                2.90            4.30                 5.23
August         2.96                3.08            4.49                 5.14
September      2.83                2.93            4.20                 4.92
October        2.73                2.81            4.34                 5.16
November       2.70                2.78            4.28                 5.09
December       2.68                2.78            4.17                 4.96

                   Treasury Bills                      Benchmark Bonds
2003         3 Months           6 Months        5 Years                10 Years
----         --------           --------        -------                --------

January        2.83                2.99            4.27                 5.02
February       2.88                3.06            4.18                 4.93
March          3.14                3.34            4.47                 5.13
April          3.19                3.32            4.18                 4.90
May            3.16                3.18            3.72                 4.50
June           3.07                2.99            3.55                 4.37
July           2.81                2.72            3.76                 4.78
August         2.71                2.76            3.97                 4.96
September      2.58                2.57            3.86                 4.64
October        2.64                2.63            4.07                 4.85
November       2.70                2.74            4.15                 4.88
December       2.64                2.64            4.00                 4.73

                   Treasury Bills                      Benchmark Bonds
2004         3 Months           6 Months        5 Years                10 Years
----         --------           --------        -------                --------

January        2.25                2.27            3.71                 4.61
February       2.13                2.14            3.47                 4.41
March          1.98                1.95            3.35                 4.33
April          1.95                2.02            3.81                 4.71
May            1.98                2.11            3.96                 4.77
June           2.01                2.14            4.07                 4.83
July           2.08                2.27            4.07                 4.82
August         2.13                2.35            3.83                 4.68
September      2.45                2.60            4.00                 4.58
October        2.57                2.68            3.94                 4.52
November       2.63                2.73            3.85                 4.44
December       2.47                2.58            3.74                 4.39

                   Treasury Bills                      Benchmark Bonds
2005         3 Months           6 Months        5 Years                10 Years
----         --------           --------        -------                --------

January        2.43                2.49            3.52                 4.21
February       2.46                2.55            3.63                 4.28
March          2.56                2.69            3.83                 4.39
April          2.45                2.54            3.54                 4.14
May            2.46                2.58            3.44                 4.02
June           2.48                2.57            3.20                 3.81
July           2.59                2.73            3.37                 3.91
August         2.72                2.79            3.35                 3.78
September      2.86                3.02            3.58                 3.94
October        3.06                3.26            3.86                 4.16
November       3.31                3.53            3.89                 4.06
December       3.37                3.65            3.87                 3.93

Source: Bank of Canada.

--------------------------------------------------------------------------------

             ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES

--------------------------------------------------------------------------------

Territory and Population
------------------------

          The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the third most populous nation in Latin America, with an estimated population of 103.6 million, as reported by the Consejo Nacional de Poblacion (Conapo).

          Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, which in 1997 together accounted for 25% of the country's population and 2% of the land. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the annual population growth rate from 3% in the early 1970s to 1.5% in the late 1990s. The estimated growth rate in 2005 was 1.02%.

Government
----------

          The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

          Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 18 ministries and the legal advisor to the executive branch. The principal officials of all the ministries are appointed by the President. The appointment of senior employees of the Ministry of Finance and Public Credit is subject to ratification by the Senate.

          Federal legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

          Federal judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve terms ranging from eight to 20 years, except in the case of members appointed prior to December 31, 1994, who serve 15-year terms.

          Mexico has diplomatic relations with 184 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Cooperation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics
--------

          Until the July 2, 2000 elections, the Partido Revolucionario Institucional ("PRI") had long been the dominant political party in Mexico, although its dominance had been weakened prior to 2000. Between 1929 and 2000 the PRI won all presidential elections and, until the 1997 Congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The two other major parties in Mexico are the Partido Accion Nacional ("PAN") and the Partido de la Revolucion Democratica ("PRD").

          On July 2, 2000, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 2000. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PAN, Vicente Fox Quesada, won the Presidential election with 42.5% of the votes, the candidate of the PRI was second with 36.1% of the votes and the candidate of the Alianza por Mexico, a five-party coalition headed by the PRD, was third with 16.6% of the votes. With respect to the Congressional elections, no party achieved a majority. The position of the PAN was further eroded by the results of the July 2003 congressional elections, but, again, no party achieved a simple majority of the 500 seats in the Chamber of Deputies. The PAN lost 55 seats and now holds 151 seats; the PRI gained 11 seats and now holds 224 seats. The next general elections are scheduled to occur in July 2006 (presidential and congressional).

          The July 2, 2000 elections represented not only the end of the PRI's seven-decade domination of Mexico's politics. They also marked the first elections in Mexico's history that have been widely viewed both inside and outside Mexico to have been conducted democratically, in accordance with electoral reforms adopted in 1996, when certain constitutional amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, were approved. The amendments, among other things, excluded the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminated the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; imposed limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; granted voting rights to Mexican citizens residing abroad; reduced from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and established an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.

          Certain developments have contributed to disillusionment among the electorate with the institutions of government in recent years. At the beginning of 1994, armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. For the next two years, there were sporadic, unsuccessful negotiations with the insurgents, but incidents of civil unrest continued and negotiations collapsed altogether in September 1996, resulting in an uneasy standoff between the insurgents and the government in Chiapas ever since. Among President Fox's first actions after taking office on December 1, 2000 was sending a bill to Congress that would have amended the constitution to provide indigenous people more autonomy in their government. Congress approved the bill in April 2001, but it was rejected by the insurgents, who accused President Fox and Congress of betraying them by watering down the reform. Communications with government peace negotiators were subsequently abandoned.

          Other events include the discovery of links between Mexico's drug cartels and high government and military officials. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

          Shortly after his electoral victory on July 2, 2000, President Fox announced the creation of the National Transparency Commission to investigate unsolved major crimes and to examine the misdeeds of previous governments. President Fox also announced other initiatives to reform the government's law enforcement and judicial functions, creating high expectations of change. With no one party holding a majority in the legislature, however, President Fox has been unable to advance his reform agenda. Violent crime, particularly kidnapping, has been on the rise. In the past four years there have been over 2,300 kidnappings. Although the government has made commitments to improve public security, the public remains unconvinced by the government's efforts. A recent poll indicates that 75% of the population feels that the government is not fulfilling its promises.

Money and Banking
-----------------

          Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the federal government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

          New laws relating to Banco de Mexico's activities and role within the Mexican economy became effective on April 1, 1994. The purpose of the new laws was to reinforce the independence of Banco de Mexico, so that it can act as a counterbalance to the executive and legislative branches in monetary policy matters. The new laws significantly strengthened Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry.

          After Mexico's 18 state-owned commercial banks were privatized in the early 1990s (after they had been nationalized in 1982), the banking industry experienced a significant amount of non-performing loans. In February 1996, the ratio of bad debts to the banking system's total loan portfolio reached a high of 19.2% from 8.3% at the end of 1994. In 1995, the government began a series of programs to address the problem and to avoid a systemic banking collapse. These programs included subsidies to certain debtors, taking over bad debts and broadening the scope of permissible investments by foreign investors in the equity of Mexican banks. In 1998, the remaining restrictions were lifted. At the end of 1999, the liabilities absorbed by the government under the Fondo Bancario de Proteccion al Ahorro ("Fobaproa"), the program designed to take over the bad debts of Mexico's banks, totalled $89 billion, equivalent to 18.3% of Mexico's GDP. At the end of 2003 these liabilities were equivalent to 12.1% of Mexico's GDP. The overall cost of the government's programs to aid the banking sector has been estimated at $100 billion. The government also instituted new rules, which became effective, on a phased-in basis, in January 2000, to shore up the capital of Mexico's banks; these rules became fully implemented in 2003. In 2001, additional measures were adopted to enhance corporate governance of banks, improve the framework for banking operations and strengthen regulation and surveillance while reducing their cost. The banking sector is considered to have largely recovered from the financial crisis of the 1990s due to improved capitalization, which is attributable to the lifting of restrictions on foreign ownership and enhanced supervision and regulation. As of June 30, 2005, the past due loan ratio of commercial banks was 2.3%, compared to 19.2% at its height in 1996. Lending has expanded and profits have increased. Foreign banks continue to strengthen their presence in Mexico.

Trade
-----

          Mexico is one of the world's most trade dependent countries. Mexico also has one of the world's most open trade policies, now having free trade agreements with Argentina, Bolivia, Brazil, Chile, Costa Rica, El Salvador, the European Free-Trade Association (Iceland, Lichtenstein, Norway and Sweden), Guatemala, Honduras, Israel, Japan, Nicaragua, Uruguay and Venezuela. Mexico has also entered into the North American Free Trade Agreement ("NAFTA") with Canada and the United States. In addition, in 2000, Mexico signed an agreement with the European Union that will end all tariffs on their bilateral trade in industrial goods by 2007. Mexico is also in negotiations with Belize, Panama, Ecuador, Trinidad, Tobago and Peru and is taking steps to increase trade with China and other Pacific Rim countries. The government has also expressed interest in reaching agreement with Mercosur (the southern customs union comprising Argentina, Brazil, Paraguay and Uruguay), but similar efforts have failed in the past.

          Despite Mexico's large network of free trade agreements, its reliance on the U.S. market has increased rather than decreased in recent years. Between 1991 and 1997, the United States accounted for 83% of Mexico's exports. Between 1998 and 2004, the United States accounted for 88% of Mexico's exports. Although oil dominated Mexico's export earnings in the 1970s and early 1980s, accounting for over 60% of Mexico's exports, by the early 1990s, manufacturing accounted for over 70% of Mexico's exports. NAFTA has intensified this trend. Nonetheless, Mexico is the world's ninth largest exporter of oil and the third largest supplier of oil to the United States. Mexico has recorded overall trade deficits of US$9.6 billion, US$7.7 billion, US$5.7 billion, US$8.8 billion and an estimated US$9.1 billion in 2001, 2002, 2003, 2004 and 2005, respectively.

Economic Information Regarding Mexico
-------------------------------------

          During the period from World War II through the mid-1970s, Mexico experienced sustained economic growth. During the mid 1970s, Mexico began to experience high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980s, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

          The value of the Mexican Peso has been central to the performance of the Mexican economy. In 1989, the government implemented a devaluation schedule, pursuant to which the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October
1992 through December 20, 1994, the Mexican Peso/U.S. Dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of 0.0004 Pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the Mexican Peso/U.S. Dollar exchange rate reached either the floor or the ceiling of the band.

          Beginning on January 1, 1994, volatility in the Mexican Peso/U.S. Dollar exchange rate began to increase, with the value of the Peso relative to the Dollar declining at one point to an exchange rate of 3.375 Mexican Pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February 1994. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the Peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican presidential elections in August 1994 and certain related developments.

          On December 20, 1994, increased pressure on the Mexican Peso/U.S. Dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, 1994, the government adopted a free exchange rate policy, eliminating the intervention band and allowing the Peso to float freely against the Dollar. The value of the Mexican Peso continued to weaken relative to the U.S. Dollar in the following days. There was substantial volatility in the Mexican Peso/U.S. Dollar exchange rate during the first quarter of 1995, with the exchange rate falling to a low point of 7.588 Mexican Pesos to the U.S. Dollar on March 13, 1995.

          In order to address the adverse economic situation that developed at the end of 1994, the government announced in January 1995 a new economic program and a new accord among the government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

          In addition to the actions described above, in the beginning of 1995, the government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. In a series of repayments and prepayments beginning in October 1995 and ending in January 1997, Mexico repaid all of its borrowings under the agreements.

          Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding balance of Tesobonos was gradually reduced and by February 1996 there were none outstanding. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in Mexican Pesos, compared with only 44.3% of such debt at the end of 1994. The 1995 Economic Plan, together with other reforms implemented by the Mexico Government since 1995, have enabled the Mexican economy to recover from the economic crisis experienced by Mexico in late 1994 and 1995.

          On May 30, 2001, the government announced the National Development Plan, whose objectives are to maintain sound public finance policies designed to achieve Mexico's development goals; design public policies with the objective of promoting dynamic economic development; create political, economic and social conditions that promote national development processes; better integrate Mexico into the international markets; remove legal and structural barriers to development in order to encourage creative processes in the promotion of economic development; and encourage innovation in all areas of national life, including scientific, legal, economic, social, educational and administrative.

          On June 11, 2002, the government announced the Development Financing Program 2002-2006 ("PRONAFIDE 2002-2006"). The goals of the PRONAFIDE 2002-2006 are to generate the resources needed to finance social programs contemplated by the National Development Plan; increase the rate of economic growth; generate jobs consistent with population dynamics; and consolidate a stable macroeconomic environment.

          Notwithstanding these initiatives, significant new investment in infrastructure, industrial and agricultural modernization, training and environmental protection will be required for continued growth and development. The Mexican economy is also likely to continue to be subject to the effects of adverse domestic and external factors such as declines in foreign direct and portfolio investment, high interest rates and low oil prices, which may lead to volatility in the foreign exchange and financial markets and may affect Mexico's ability to service its foreign debt.

          The effects of the devaluation of the Mexican Peso, as well as the government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. During 1995 real GDP decreased by 6.2%, as compared with an increase of 4.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP continued to grow until 2001, resulting in an overall GDP growth rate of 5.1% for 1996, 6.8% for 1997, 4.9% for 1998, 3.8% for 1999 and 6.6% for 2000. For 2001, Mexico's real GDP contracted by 0.1%. During 2002, 2003, 2004 and 2005, Mexico's real GDP grew by 0.8%, 1.4%, 4.4% and an estimated 3.0%, respectively.

          Although the Mexican economy has stabilized since 1994, continuing recovery will require economic and fiscal discipline as well as stable political and social conditions. There can be no assurance that the government's initiatives will be successful or that President Fox and succeeding administrations will continue those initiatives. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002, to investment grade. Fitch and Moody's took similar actions on January 22, 2002, and March 7, 2000, respectively.

Statistical and Related Information Concerning Mexico
-----------------------------------------------------

          The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

          CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

          The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar announced by Banco de Mexico for the payment of obligations denominated in dollars and payable in Mexican Pesos within Mexico with respect to each year from 1995 to 2005.

                                                 End of
                                                 Period               Average
                                                 ------               -------

          1995                                    7.643               6.419
          1996                                    7.851               7.599
          1997                                    8.083               7.918
          1998                                    9.865               9.136
          1999                                    9.514               9.556
          2000                                    9.572               9.456
          2001                                    9.268               9.337
          2002                                   10.439               9.416
          2003                                   11.202              10.791
          2004                                   11.154              11.290
          2005                                   10.630              10.894

Source:  Banco de Mexico.

          INFLATION AND CONSUMER PRICES. Through much of the 1980s, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

          The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% at year-end 1987 to 7.1% at year-end 1994.

          The government has been committed to reversing the decline in real wages that occurred in the 1980s through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the Peso and the government's response to that event and related developments caused a significant increase in inflation, as well as a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation at year-end 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. At year-end 1998, inflation rose to 18.6%, well over the government's target of 12%, but fell to 12.3% at year-end 1999, 9.0% at year-end 2000, 4.4% at year-end 2001 and 5.7% at year-end 2002. At year-end 2003, the inflation rate was 4.0%, above the government's year-end target of 3.0%. At year-end 2004, the annual inflation rate was 5.2%, well beyond the government's target. At year-end 2005, the annual inflation rate was 3.3%, above the government's target, but a 37-year low.

          CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1995 through 2005.


                                                           Changes
                                                     in National Consumer
                                                    Price Index, Increase
                                                    Over Previous Period
                                                    --------------------
                                                          (Percent)

1995...............................................         52.0
1996...............................................         27.7
1997...............................................         15.7
1998...............................................         18.6
1999...............................................         12.3
2000...............................................          9.0
2001...............................................          4.4
2002...............................................          5.7
2003...............................................          4.0
2004...............................................          5.2
2005...............................................          3.3

Source: Banco de Mexico.

          MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1995 through 2005, at current and constant prices.


                 Gross
                Domestic           Gross Domestic                 Change
                 Product             Product at                 from Prior
                at Current         Constant 1993                 Year at
                 Prices               Prices (1)              Constant Prices
                ------               ----------                  ------
                   (Millions of Mexican Pesos)                   (Percent)

1993            1,256,196              1,256,196                    2.0
1994            1,420,159              1,312,200                    4.5
1995            1,837,019              1,230,608                    (6.2)
1996            2,525,575              1,293,859                    5.1
1997            3,174,275              1,381,352                    6.8
1998            3,846,349              1,447,945                    4.9
1999            4,593,685              1,505,000                    3.7
2000            5,491,372              1,602,542                    6.6
2001            5,828,590              1,599,787                    (0.3)
2002            6,261,511              1,611,666                    0.8
2003            6,754,773              1,633,076                    1.4
2004            7,634,900              1,709,600                    4.4
2005 (2)              N/A                    N/A                    3.0

----------
(1) Constant Peso with purchasing power at December 31, 1993, expressed in Pesos.
(2)  Estimated.

Source:   Mexico's National Statistics, Geography and Informatics Institute
          (INEGI).

          INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below.

                                    Average CETES and Interest Rates

                         28-Day     91-Day
                         CETES      CETES      CPP       TIIP         TIIE
                         -----      -----      ---       ----         ----

1995:
          Jan.-June      55.0       54.3       49.6      63.6         21.2(2)
          July-Dec.      41.9       42.2       40.7      44.5         44.5
1996:
          Jan.-June      35.4       37.2       34.5      37.3         37.2
          July-Dec.      27.4       28.6       26.9      30.2         30.1
1997:
          Jan.-June      20.8       22.2       20.8      23.2         23.2
          July-Dec.      18.8       20.3       17.4      20.5         20.6
1998:
          Jan.-June      18.8       19.9       17.2      20.6         20.7
          July-Dec.      30.7       32.5       24.9      32.9         33.1
1999:
          Jan.-June      24.3       24.7       22.3      27.2         27.3
          July-Dec.      18.5       19.9       17.2      20.8         20.8
2000:
          Jan.-June      14.7       15.8       13.8      16.8         16.8
          July-Dec.      15.8       16.5       13.6      17.2         17.2
2001:
          Jan.-June      14.5       15.2       13.0      16.0         16.0
          July-Dec.       8.1        9.3        7.3       9.8          9.8
2002:
          Jan.-June       7.0        7.2        5.4          (3)       8.1
          July-Dec.       7.2        7.6        5.3          (3)       7.0
2003:
          Jan.-June       7.5        7.6       11.2          (3)       8.2
          July-Dec.       5.0        6.5        6.4          (3)       5.4
2004:
          Jan.-June       6.0        6.2        4.0          (3)       6.3
          July-Dec.       7.6        8.0        5.2          (3)       8.3
2005:
          Jan.-June       9.4        9.6        6.4          (3)       9.7
          July-Sept.      9.5        9.5        6.7          (3)       9.9

----------
(1)  February-June average.
(2)  Average for the last two weeks of March.
(3)  The Banco de Mexico ceased publication of the TIIP as of December 31, 2001.

Source: Banco de Mexico.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF BRAZIL

--------------------------------------------------------------------------------

Territory and Population
------------------------

          The Federative Republic of Brazil ("Brazil"), with a land mass area of
3.3 million square miles, is the largest country in Latin America, occupying almost half of the continent of South America. Brazil's population is approximately 177 million, the largest in South America and the fifth most populous in the world. The majority of its people lives in the south central area, which includes the industrial cities of Sao Paulo, Rio de Janeiro and Belo Horizonte. Urban growth has been rapid in Brazil. In 2000, 78% of the population lived in urban areas. While this has been beneficial for Brazil's economy, it has also created significant social, environmental and political problems for Brazil's major cities.

          Brazil was a colony of Portugal for over three centuries; as a consequence, its major ethnic stock is Portuguese, which remains the official language. However, many immigrant groups from various parts of the world have settled in Brazil, resulting in a very diverse ethnic and cultural heritage.

Government
----------

          Brazil is a federal republic with 26 states and a federal district. The 1988 constitution grants broad powers to the federal government, which is made up of the executive, legislative and judicial branches. The president holds office for four years, with the right to be re-elected for one additional four-year term. The legislature, or National Congress, is bicameral and consists of the Senate and the Chamber of Deputies. There are 81 seats in the Senate - three members from each state and federal district - who are popularly elected to serve 8-year terms. The terms are staggered, so that two-thirds are up for election at one time and one-third four years thereafter. There are 513 seats in the Chamber of Deputies; its members are elected by proportional representation to serve four-year terms. Fifteen political parties are currently represented in the National Congress. Since it is common for members to switch parties, the proportion of congressional seats held by particular parties changes regularly. There are 11 Supreme Court judges, who are appointed by the president, subject to approval by the Senate. Each state has its own governor and legislature. Presidential, congressional and gubernatorial elections last took place in October 2002. The next presidential, congressional and gubernatorial elections will be held in October 2006.

Politics
--------

          The main political parties in Brazil are the Brazilian Democratic Movement Party ("PMBD"), the Liberal Front Party ("PFL"), the Democratic Labor Party ("PDT"), the Brazilian Social Democracy Party ("PSDB") and the Workers Party ("PT"). The current president, Luiz Inacio Lula da Silva, commonly known as President Lula, was elected in 2002 with 61% of the vote, with the support of an alliance of his own party, the leftist PT, the center right Liberal Party("PL"), the leftist National Mobilization Party ("PMN"), the leftist Popular Socialist Party ("PPS") and the leftist Communist Party of Brazil ("PCdoB"). In December 2004, the PPS and the large PMDB left the PT-run governing coalition, leaving the coalition with only a small majority in the Chamber of Deputies and a minority in the National Congress.

Money and Banking
-----------------

          Monetary policy in Brazil since 1999 has aimed for lower interest rates to stimulate the economy and lighten the public debt burden. The Central Bank of Brazil (the "Central Bank") exercises monetary and credit controls through the reserve requirements it imposes on commercial banks, and through its bank-rediscount policies and open-market operations. It has also used interest rate ceilings and mandatory rate reductions. The government imposes lending requirements on banks in order to control the amount of money in circulation and direct funds to priority sectors.

          The Central Bank uses its benchmark Selic (Sistema especial de liquidacao e custodia) target rate to manage the level of interest rates. Interest rates began to decline from mid-2003 after they had reached a peak at the end of 2002. After raising the benchmark Selic to a high of 26.5% in February-June 2003, the Central Bank reduced the rate to 16.5% by the end of 2003, as inflation fears waned and economic indicators improved.

          Brazil's financial system has fared well despite recent economic turmoils, including the Mexican debt crisis in late 1994, the devaluation of the Real, Brazil's currency, in 1999 and the Argentine debt crisis of 2001-2002. As a result of privatizations and mergers, the financial sector has become more efficient.

          Since 1988, the financial system has undergone rapid modernization. Central to the reforms has been the establishment of multi-purpose banks and greater foreign participation in commercial banks. The increased competition has improved bank operations. The Central Bank has encouraged foreign entry because it has been able to ask new entrants to buy recently liquidated institutions. In paying this premium, foreign banks have helped to improve the health of the financial sector. Though still high by international standards, profitability in the financial sector fell in 2003. Net earnings of the top ten banks fell 42% from the previous year.

          The government owns a number of financial institutions that carry out certain limited functions, such as subsidizing mortgages and engaging in development banking for particular industries.

          Brazil's monetary and financial supervisory institutions include the National Monetary Council, which issues policy directives, the Central Bank of Brazil, which oversees financial institutions and regulates the money markets, and the Securities Commission, which regulates the securities markets.

International Relations
-----------------------

          Brazil has traditionally looked inwards, both economically and politically, but during the 1990s, under the leadership of former President Cardoso, Brazil sought to enhance its international profile and has been waging a long-standing campaign to become a permanent member of the United Nations Security Council. In 1991, Brazil, together with Argentina, Paraguay and Uruguay, signed the Treaty of the Asuncion to form the Southern Cone Common Market, also known as the Mercosur, which cut tariff barriers in the four countries on most goods and established a common external tariff. Chile and Bolivia became associate members of the Mercosur in 1996 and 1997, respectively. Brazil has also taken on a more active role in the World Trade Organization, of which it is a member. Although a participant in ongoing negotiations to establish a Free-Trade Area of the Americas, Brazil has disagreements with the United States about farm subsidies and import restrictions on certain goods, such as orange juice and steel. Brazil would also prefer to negotiate as a member of the Mercosur, rather than bilaterally.

Trade
-----

          As Brazil's domestic economy has grown and diversified, so has it become increasingly involved in international trade. In the 1980s, Brazil promoted import substituting industrialization ("ISI"), which provided for high tariff and non-tariff barriers. Although ISI was initially effective in developing Brazil's industrial sector, by the end of the 1980s, it became clear that ISI promoted inefficiency and served as a roadblock to structural reform. In 1990 the government launched a trade opening program. Most non-tariff barriers were eliminated immediately and tariffs were scheduled to be cut over a four-year period. By 1994, average nominal protection in most sectors had fallen approximately 50%. The creation of the Mercosur served to accelerate the trade opening process. The end result was that Brazil's merchandise balance of trade dropped sharply from a traditional surplus to sizable deficits between 1995 and 1998. The flotation and devaluation of the Real in January 1999 brought a rebalancing of Brazil's external accounts and by 2001 the trade balance was back in surplus.

          In 2001, Brazil's exports amounted to US$58.2 billion and its imports were US$55.6 billion, leaving a trade surplus of US$2.6 billion. In 2002, Brazil's exports amounted to US$60.4 billion and its imports were US$47.2 billion, leaving a trade surplus of US$13.2 billion. In 2003, Brazil's exports amounted to US$73.1 billion and its imports were US$48.3 billion, leaving a trade surplus of US$24.8 billion. In 2004, Brazil's exports amounted to US$96.5 billion and its imports were US$62.8 billion, leaving a trade surplus of US$33.7 billion. In 2005, Brazil's exports amounted to an estimated US$118.3 billion and its imports were an estimated US$73.6 billion, leaving an estimated surplus of US$44.7 billion. An advocate of free trade, President Lula is focusing the government's efforts on boosting export competitiveness and improving access to overseas markets, rather than curbing imports.

          The main destinations of Brazil's exports in 2005 were the European Union (25.0%), the United States (21.1%), and the Mercosur (20.4%). The main origins of Brazil's imports in 2005 were the European Union (25.4%), the United States (21.2%), and Argentina (7.6%).

          Brazil's currency is the Real, which was introduced in 1994. By abandoning a floating exchange rate in favor of a tightly managed crawling peg, the government used the currency exchange rate to reduce hyperinflation, rather than to foster international competitiveness. As a result, while hyperinflation ended, the currency became overvalued and in January 1999, the government was forced to let the Real float freely. The Real fell precipitously by 50% in the aftermath of the government's decision but it subsequently stabilized. The average Real/U.S. Dollar exchange rate in 2005 was R2.44, compared to R2.93 in 2004 and R3.08 in 2003. The countries of the Mercosur have had discussions about a common currency, like the European Union's Euro.

          Brazil's international reserves registered US$53.8 billion at December 2005, compared to US$52.9 billion at December 2004, US$49.30 billion at December 2003 andUS$37.82 at December 2002.

Economic Information
--------------------

          Since the 1980s, having overcome over a half century of military intervention in its governance, Brazil has pursued agricultural and industrial growth and is now South America's leading economic power. Brazil's economy is the tenth largest economy in the world, with well developed agricultural, mining, manufacturing and service sectors. Vast disparities remain, however, in the country's distribution of land and wealth.

          About 20% of Brazil's labor force is employed in the agricultural sector, which accounts for 9% of the country's gross domestic product. Brazil's major crops are coffee, citrus fruit, soybeans, sugarcane, rice, corn, cocoa, cotton, tobacco and bananas. Brazil also enjoys vast mineral resources, including iron ore (Brazil is the world's largest producer), quartz, chrome ore, manganese, industrial diamonds, gemstones, gold, nickel, tin, bauxite, uranium and platinum. Brazil also has one of the most advanced industrial sectors in Latin America, accounting for approximately one-third of its gross domestic product. Brazil's major industries include automobiles and parts, other machinery and equipment, steel, textiles, shoes, cement, lumber, iron ore, tin and petrochemicals. Brazil also has a diverse and sophisticated services sector, with mail and telecommunications the largest, followed by banking, energy, commerce and computing.

          Brazil experienced rapid economic growth in the 35-year period following World War II, but that came to an end in the 1970s, when Brazil began to experience cycles of inflation and depreciation. Numerous economic stabilization programs failed because they were based on price freezes rather then attempts to address the underlying causes.

          Starting in 1994, the government has undertaken a number of economic reforms to replace a state-dominated economy with a market oriented one. The first major economic stabilization program was known as the Real Plan, which was very successful in reducing Brazil's historically high inflation rates. Market opening and economic stabilization significantly enhanced Brazil's economic growth. However, when the growth slowed, Brazil's dependence on external financing and the government's failure to control its finances left the economy vulnerable to external shocks. Following the emerging market debt crisis in 1998, Brazil's economy went into recession. In 2000, the government adopted the Fiscal Responsibility Law, which imposes strict limits on government spending, both at the federal and state level. The government also instituted an inflation targeting program as the basis for monetary policy. While inflation met the target in 2000, it exceeded the target in 2001 and 2002. The government raised the target levels for 2003 and 2004. The current administration, that of President Lula, has continued the commitment to economic reform and has instituted major changes in Brazil's tax and pension systems.

          In addition to achieving its primary goal of reducing inflation, the Real Plan introduced one of the world's largest privatization programs. Privatization brought a flood of foreign investors, beginning in 1996. The yearly investment average in the telecommunications sector during the four years prior to 1996 was R$5.8 billion, compared to R$16.3 billion during the four years after 1996. Similarly, investment in the electrical power sector increased from R$5.3 billion annually prior to 1996 to R$7.2 billion after 1996. Direct foreign investment fell off after 2002, owing to the depreciation of the Real, as well as to adverse regulatory decisions.

          In 2001, Brazil experienced an electricity crisis due to low rainfall and to a drop in new investment. To prevent blackouts, the government introduced mandatory rationing and price hikes. Brazil has undertaken a program to reduce dependence on foreign oil. In the mid-1980s, approximately 70% of Brazil's oil and oil derivative needs came from imports. Currently, that figure is approximately 20%.

          The following tables provide certain statistical information regarding historical rates of exchange between the U.S. Dollar and the Real, inflation rates and Brazilian gross domestic product.

          CURRENCY EXCHANGE RATES. The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Real as certified for customs purposes by the Federal Reserve Bank of New York:

                                           Buying Rate in U.S. Dollars
                                           ---------------------------

          1998                                      0.86
          1999                                      0.55
          2000                                      0.55
          2001                                      0.43
          2002                                      0.34
          2003                                      0.33
          2004                                      0.34
          2005                                      0.41

Source:  Federal Reserve Statistical Releases.

          INFLATION RATE OF THE BRAZILIAN NATIONAL BROAD CONSUMER PRICE INDEX ("IPCA"). The following table sets forth for each year indicated the average change in the IPCA calculated by the Instituto Brasileiro de Geografia e Estatistica ("IBGE").

                                                      National Broad
                                                     Consumer Price Index
                                                     --------------------

          1998                                             1.7
          1999                                             9.0
          2000                                             6.0
          2001                                             7.7
          2002                                            12.5
          2003                                             9.3
          2004                                             7.6
          2005                                             5.7

Source:  Central Bank of Brazil; IBGE.

          GROSS DOMESTIC PRODUCT. The following table sets forth for the years indicated the gross domestic product of Brazil at 2002 prices (R$million) and at current prices (US$million).

                     Gross Domestic         Gross Domestic
                     Product at 2004        Product at Current      Real Change
                     Prices (R$Million)     Prices (US$Million)      (Percent)
                     ------------------     -------------------      ---------

          1998         1,540,272                787,889                 0.1
          1999         1,552,370                536,554                 0.8
          2000         1,620,064                602,207                 4.4
          2001         1,641,328                509,797                 1.3
          2002         1,672,954                459,379                 1.9
          2003         1,682,071                506,784                 0.5
          2004         1,766,621                603,994                 4.9
          2005         1,937,598                N/A                     2.3

Source:  Central Bank of Brazil; IBGE.

--------------------------------------------------------------------------------

                                   APPENDIX C:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

Introduction
------------

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities
-----------------

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records
--------------------

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.


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